UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: The last day of February*

Date of reporting period: February 28, 2015

*	On October 14, 2014, the Board of Trustees of the Registrant approved a change in the fiscal year end of MFS Global Real Estate Fund from the last day of February to August 31 effective for the period beginning March 1, 2015.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

February 28, 2015

MFS® DIVERSIFIED INCOME FUND

DIF-ANN

MFS® DIVERSIFIED INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Lower oil prices continue to influence markets in different ways. Among those economies hurt, oil-exporters such as Russia and Venezuela have been hit particularly hard, along with U.S. regions that have close oil industry ties.

The U.S. economic recovery remains solid. The labor market is strong, interest rates are historically low and reduced energy prices have helped to stimulate consumer spending.

Economic reports early in 2015 indicate that the eurozone is on a more solid footing, with confidence boosted by the launch of European Central Bank quantitative easing.

In Asia, the Chinese economy continues to raise concerns, with the People’s Bank of China implementing stimulus programs to counter a steady decline in growth rates.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

April 14, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Simon Property Group, Inc., REIT	1.5%
Fannie Mae, 4%, 30 Years	1.3%
U.S. Treasury Notes, 0.375%, 2/15/16	1.1%
Public Storage, Inc., REIT	1.0%
U.S. Treasury Notes, 2.125%, 5/31/15	1.0%
U.S. Treasury Notes, 1%, 6/30/19	0.9%
Vornado Realty Trust, REIT	0.9%
Wells Fargo & Co.	0.8%
AvalonBay Communities, Inc., REIT	0.8%
U.S. Treasury Notes, 0.875%, 12/31/16	0.8%

Equity sectors (i)
Financial Services	19.7%
Health Care	3.1%
Utilities & Communications	2.5%
Energy	2.3%
Technology	2.0%
Industrial Goods & Services	1.4%
Consumer Staples	1.3%
Retailing	1.2%
Autos & Housing	0.6%
Basic Materials	0.6%
Leisure	0.5%
Special Products & Services	0.3%
Transportation	0.2%

Fixed income sectors (i)
High Yield Corporates	26.4%
Emerging Markets Bonds	13.8%
U.S. Treasury Securities	7.8%
Mortgage-Backed Securities	7.5%
U.S. Government Agencies	1.2%
Floating Rate Loans	1.2%
Investment Grade Corporates	0.9%
Non-U.S. Government Bonds	0.5%
Commercial Mortgage-Backed Securities	0.4%
Municipal Bonds	0.3%

Composition including fixed income credit quality (a)(i)
AAA	0.1%
AA	0.9%
A	0.9%
BBB	7.7%
BB	15.2%
B	15.5%
CCC	3.2%
C (o)	0.0%
D (o)	0.0%
U.S. Government	8.1%
Federal Agencies	8.7%
Not Rated	(0.3)%
Non-Fixed Income	35.7%
Cash & Other	4.3%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 2/28/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund includes investments in high yield corporate bonds, U.S. government securities, emerging markets debt, real estate investment trusts (“REITs”), and domestic equity securities.

For the twelve months ended February 28, 2015, Class A shares of the MFS Diversified Income Fund (“fund”) provided a total return of 9.17%, at net asset value. This compares with a return of 15.51% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Blended Index (“Blended Index”), generated a return of 9.56%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing, supporting risk assets as well as government bond prices. As the period drew to a close, events in Europe augmented potential uncertainty with the election of an anti-austerity government in Greece and tough negotiations over a bailout package extension. Nonetheless, equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”).

Factors Affecting Performance

During the reporting period, security selection within the fund’s REIT sleeve was a primary factor that detracted from relative performance as the fund’s holdings in this asset class generated lower returns than the MSCI US REIT Index, which is a component of the Blended Index.

Management Review – continued

Strong security selection within the fund’s equity sleeve contributed to relative performance as this asset class outpaced its benchmark during the period. In addition, strong bond selection, and to a lesser extent, underweight allocation to High Yield Corporate issues also boosted relative performance as this market segment outperformed the Blended Index during the period.

Respectfully,

William Adams	Ward Brown	David Cole	Richard Gable
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Jonathan Sage	Geoffrey Schechter	James Swanson
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/28/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 2/28/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	5/26/06	9.17%	10.14%	7.58%
C	5/26/06	8.36%	9.33%	6.79%
I	5/26/06	9.44%	10.42%	7.86%
R1	7/01/08	8.28%	9.32%	7.83%
R2	7/01/08	8.90%	9.88%	8.38%
R3	7/01/08	9.17%	10.16%	8.65%
R4	7/01/08	9.44%	10.44%	8.91%
R5	7/02/12	9.54%	N/A	9.89%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		15.51%	16.18%	8.18%
MFS Diversified Income Blended Index (f)(w)		9.56%	10.95%	7.84%
Barclays U.S. Government/Mortgage Bond Index (f)		4.51%	3.52%	5.01%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		2.81%	9.33%	8.54%
JPMorgan Emerging Markets Bond Index Global (f)		4.91%	7.22%	7.80%
MSCI US REIT Index (f)		22.69%	17.74%	7.56%
Russell 1000 Value Index (f)		13.49%	15.51%	6.93%
Average annual with sales charge
A With initial Sales Charge (4.25%)		4.53%	9.19%	7.04%
C With CDSC (1% for 12 months) (v)		7.36%	9.33%	6.79%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	As of February 28, 2015, the MFS Diversified Income Blended Index was comprised of 25% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Barclays U.S. Government/Mortgage Bond Index, 20% Russell 1000 Value Index, 20% MSCI US REIT Index, and 15% JPMorgan Emerging Markets Bond Index Global.

Benchmark Definitions

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Performance Summary – continued

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

MSCI US REIT Index – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2014 through February 28, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/14	Ending Account Value 2/28/15	Expenses Paid During Period (p) 9/01/14-2/28/15
A	Actual	1.04%	$1,000.00	$1,030.09	$5.23
	Hypothetical (h)	1.04%	$1,000.00	$1,019.64	$5.21
C	Actual	1.79%	$1,000.00	$1,026.25	$8.99
	Hypothetical (h)	1.79%	$1,000.00	$1,015.92	$8.95
I	Actual	0.79%	$1,000.00	$1,031.38	$3.98
	Hypothetical (h)	0.79%	$1,000.00	$1,020.88	$3.96
R1	Actual	1.79%	$1,000.00	$1,026.27	$8.99
	Hypothetical (h)	1.79%	$1,000.00	$1,015.92	$8.95
R2	Actual	1.29%	$1,000.00	$1,028.81	$6.49
	Hypothetical (h)	1.29%	$1,000.00	$1,018.40	$6.46
R3	Actual	1.04%	$1,000.00	$1,030.09	$5.23
	Hypothetical (h)	1.04%	$1,000.00	$1,019.64	$5.21
R4	Actual	0.79%	$1,000.00	$1,031.37	$3.98
	Hypothetical (h)	0.79%	$1,000.00	$1,020.88	$3.96
R5	Actual	0.69%	$1,000.00	$1,031.89	$3.48
	Hypothetical (h)	0.69%	$1,000.00	$1,021.37	$3.46

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/28/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 31.6%
Issuer	Shares/Par	Value ($)

Agency - Other - 0.1%
Financing Corp., 9.4%, 2/08/18	$965,000	$1,192,638
Financing Corp., 10.35%, 8/03/18	715,000	927,802
Financing Corp., STRIPS, 0%, 11/30/17	860,000	830,785

		$2,951,225
Asset-Backed & Securitized - 0.4%
Citigroup Commercial Mortgage Trust, FRN, 5.713%, 12/10/49	$198,555	$26,130
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	100,000	105,429
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	1,500,000	1,568,349
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	193,318	203,683
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48	1,074,000	1,108,066
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.895%, 9/15/39	749,951	802,069
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.699%, 6/15/39	852,108	893,502
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.895%, 9/15/39	809,025	870,591
CWCapital Cobalt Ltd., “A4”, FRN, 5.768%, 5/15/46	1,155,945	1,250,969
Goldman Sachs Mortgage Securities Corp., FRN, 5.796%, 8/10/45	1,268,261	1,370,104
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.94%, 2/15/51	5,594	5,605
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.784%, 6/15/49	1,437,604	1,538,957
Morgan Stanley Capital I Trust, “AM”, FRN, 5.703%, 4/15/49	945,000	989,506

		$10,732,960
Automotive - 0.2%
Metalsa, S.A. de C.V., 4.9%, 4/24/23	$2,850,000	$2,650,500
Tupy Overseas S.A., 6.625%, 7/17/24 (n)	2,362,000	2,141,625

		$4,792,125
Building - 0.4%
CEMEX Finance LLC, 9.375%, 10/12/22	$1,060,000	$1,209,036
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)	1,164,000	1,242,570
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)	2,928,000	2,870,904
Cimpor Financial Operations B.V., 5.75%, 7/17/24 (n)	921,000	729,892

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Building - continued
Elementia S.A. de C.V., 5.5%, 1/15/25 (n)	$2,599,000	$2,566,512
Elementia S.A. de C.V., 5.5%, 1/15/25	1,808,000	1,785,400
Odebrecht Finance Ltd., 7.125%, 6/26/42 (n)	555,000	455,100
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (n)	928,000	934,960

		$11,794,374
Business Services - 0.3%
Tencent Holdings Ltd., 3.375%, 3/05/18 (n)	$1,326,000	$1,368,359
Tencent Holdings Ltd., 3.375%, 5/02/19 (n)	2,950,000	3,029,597
Tencent Holdings Ltd., 2.875%, 2/11/20 (z)	2,785,000	2,796,505
Tencent Holdings Ltd., 3.8%, 2/11/25 (z)	2,242,000	2,284,457

		$9,478,918
Cable TV - 0.3%
Altice Financing S.A., 6.5%, 1/15/22 (n)	$2,769,000	$2,865,915
Altice Finco S.A., 8.125%, 1/15/24 (n)	1,416,000	1,500,110
Globo Comunicacoes e Participacoes S.A., 6.25% to 7/20/15, 9.375% to 7/29/49 (n)	1,499,000	1,516,239
VTR Finance B.V., 6.875%, 1/15/24 (n)	2,623,000	2,747,593

		$8,629,857
Chemicals - 0.4%
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (n)	$2,414,000	$2,389,860
Israel Chemicals Ltd., 4.5%, 12/02/24 (n)	6,817,000	6,972,428
Sociedad Quimica y Minera de Chile S.A., 5.5%, 4/21/20 (n)	989,000	1,065,219
Sociedad Quimica y Minera de Chile S.A., 4.375%, 1/28/25 (n)	2,416,000	2,374,396

		$12,801,903
Conglomerates - 0.2%
Alfa S.A.B de C.V., 5.25%, 3/25/24 (n)	$550,000	$589,875
Grupo Kuo S.A.B. de C.V., 6.25%, 12/04/22	2,580,000	2,629,020
Metalloinvest Finance Ltd., 5.625%, 4/17/20 (n)	1,764,000	1,463,238

		$4,682,133
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17 (n)	$1,409,000	$1,310,370
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)	3,072,000	2,095,718

		$3,406,088
Emerging Market Quasi-Sovereign - 3.7%
Abu Dhabi National Energy Co. PJSC (TAQA), 5.875%, 12/13/21 (n)	$955,000	$1,125,706
Banco de Reservas de la Republica Dominicana, 7%, 2/01/23 (n)	1,705,000	1,680,976
Banco do Brasil S.A., 6.25% to 4/15/24, FRN to 10/29/49 (n)	3,705,000	2,586,460

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2/02/22 (n)	$4,761,000	$4,737,671
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	1,123,000	1,163,119
CNOOC Finance (2013) Ltd., 3%, 5/09/23	2,512,000	2,450,933
CNPC (HK) Overseas Capital Ltd., 4.5%, 4/28/21 (n)	2,287,000	2,468,981
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)	3,618,000	3,628,224
Comision Federal de Electricidad, 4.875%, 1/15/24 (n)	2,594,000	2,728,888
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)	1,575,000	1,724,625
Corporacion Financiera de Desarrollo S.A., 4.75%, 2/08/22 (n)	2,106,000	2,253,420
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/29 (n)	2,538,000	2,614,140
Development Bank of Kazakhstan, 4.125%, 12/10/22	4,894,000	4,193,669
Ecopetrol S.A., 7.375%, 9/18/43	2,767,000	3,133,627
Empresa Nacional del Petroleo, 4.75%, 12/06/21	2,412,000	2,544,923
Empresa Nacional del Petroleo, 4.375%, 10/30/24 (n)	2,469,000	2,550,415
Empresa Nacional del Petroleo, 4.375%, 10/30/24	1,000,000	1,032,975
Eskom Holdings SOC Ltd., 6.75%, 8/06/23	1,400,000	1,444,450
Eskom Holdings SOC Ltd., 7.125%, 2/11/25 (z)	593,000	618,042
Export Credit Bank of Turkey A.S., 5%, 9/23/21 (n)	655,000	663,798
Gaz Capital S.A., 4.95%, 2/06/28 (n)	2,068,000	1,633,720
JSC Georgian Railway, 7.75%, 7/11/22 (n)	1,203,000	1,291,781
KazAgro National Management Holding, 4.625%, 5/24/23 (n)	5,564,000	4,812,637
Kazakhstan Temir Zholy Co., 6.95%, 7/10/42 (n)	2,711,000	2,514,561
KazMunayGas National Co., 4.4%, 4/30/23 (n)	5,329,000	4,782,778
KazMunayGas National Co., 6%, 11/07/44 (n)	719,000	611,150
Magyar Export-Import Bank PLC, 4%, 1/30/20 (n)	369,000	377,764
Majapahit Holding B.V., 7.875%, 6/29/37	2,000,000	2,550,000
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)	2,519,000	2,837,654
ONGC Videsh Ltd., 4.625%, 7/15/24	5,006,000	5,270,262
Pemex Project Funding Master Trust, 6.625%, 6/15/35	1,446,000	1,663,840
Pertamina PT, 4.875%, 5/03/22 (n)	2,381,000	2,488,145
Pertamina PT, 4.3%, 5/20/23 (n)	2,705,000	2,725,937
Pertamina PT, 6.45%, 5/30/44 (n)	503,000	550,483
Petroleos Mexicanos, 4.875%, 1/18/24	1,278,000	1,359,153
Petroleos Mexicanos, 4.25%, 1/15/25 (n)	2,080,000	2,094,560
Petroleos Mexicanos, 5.625%, 1/23/46 (n)	572,000	586,586
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 5/08/22	699,375	704,620
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/24 (n)	2,533,000	2,703,978
Sinopec Capital (2013) Ltd., 3.125%, 4/24/23 (n)	3,060,000	3,011,606
Sinopec Capital (2013) Ltd., 4.25%, 4/24/43 (n)	2,765,000	2,725,505
Sinopec Group Overseas Development (2014) Ltd., 4.375%, 4/10/24 (n)	2,601,000	2,821,695
State Grid Overseas Investment (2013) Ltd., 3.125%, 5/22/23 (n)	2,593,000	2,602,571
State Oil Company of Azerbaijan Republic, 4.75%, 3/13/23	2,951,000	2,775,035

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 4/24/19 (n)	$2,725,000	$2,889,644
Turkiye Vakiflar Bankasi T.A.O., 6.875% to 2/03/20, FRN to 2/03/25 (n)	4,500,000	4,402,710

		$108,133,417
Emerging Market Sovereign - 3.6%
Banque Centrale de Tunisie, 5.75%, 1/30/25 (n)	$839,000	$853,682
Dominican Republic, 7.5%, 5/06/21 (n)	1,270,000	1,431,925
Dominican Republic, 6.6%, 1/28/24 (n)	447,000	496,170
Dominican Republic, 5.875%, 4/18/24 (n)	1,706,000	1,825,420
Dominican Republic, 5.5%, 1/27/25 (n)	1,211,000	1,265,495
Dominican Republic, 8.625%, 4/20/27	2,335,000	2,842,863
Dominican Republic, 7.45%, 4/30/44 (n)	860,000	993,300
Dominican Republic, 6.85%, 1/27/45 (n)	975,000	1,038,375
Oriental Republic of Uruguay, 4.5%, 8/14/24	976,000	1,054,080
Republic of Colombia, 4%, 2/26/24	459,000	478,507
Republic of Colombia, 5.625%, 2/26/44	552,000	632,040
Republic of Cote d’Ivoire, 5.375%, 7/23/24 (n)	2,567,000	2,447,634
Republic of Cote d’Ivoire, 6.375%, 3/03/28 (z)	982,000	973,407
Republic of Croatia, 5.5%, 4/04/23 (n)	3,210,000	3,448,021
Republic of Croatia, 6%, 1/26/24 (n)	2,652,000	2,953,665
Republic of Ecuador, 7.95%, 6/20/24 (n)	439,000	411,563
Republic of Guatemala, 4.875%, 2/13/28 (n)	2,255,000	2,345,200
Republic of Hungary, 6.25%, 1/29/20	2,470,000	2,834,325
Republic of Hungary, 6.375%, 3/29/21	2,502,000	2,926,740
Republic of Hungary, 5.375%, 2/21/23	2,930,000	3,303,575
Republic of Hungary, 5.75%, 11/22/23	4,366,000	5,053,645
Republic of Hungary, 5.375%, 3/25/24	2,404,000	2,721,328
Republic of Indonesia, 6.875%, 1/17/18	1,100,000	1,245,750
Republic of Indonesia, 4.875%, 5/05/21 (n)	2,623,000	2,891,858
Republic of Indonesia, 5.375%, 10/17/23 (n)	3,600,000	4,072,500
Republic of Indonesia, 5.875%, 1/15/24 (n)	2,730,000	3,194,100
Republic of Indonesia, 4.125%, 1/15/25 (n)	2,232,000	2,317,486
Republic of Indonesia, 6.75%, 1/15/44 (n)	1,060,000	1,380,650
Republic of Kazakhstan, 3.875%, 10/14/24 (n)	1,155,000	1,076,460
Republic of Lithuania, 6.625%, 2/01/22 (n)	1,794,000	2,224,560
Republic of Panama, 4%, 9/22/24	1,338,000	1,408,245
Republic of Paraguay, 4.625%, 1/25/23 (n)	2,559,000	2,658,161
Republic of Paraguay, 6.1%, 8/11/44 (n)	2,621,000	2,892,929
Republic of Peru, 7.35%, 7/21/25	787,000	1,073,271
Republic of Philippines, 6.375%, 10/23/34	1,396,000	1,929,970
Republic of Philippines, 3.95%, 1/20/40	1,701,000	1,792,429
Republic of Romania, 4.375%, 8/22/23 (n)	796,000	860,914

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - continued
Republic of Romania, 4.875%, 1/22/24 (n)	$768,000	$860,160
Republic of Slovakia, 4.375%, 5/21/22 (n)	2,095,000	2,343,781
Republic of Turkey, 5.625%, 3/30/21	1,594,000	1,746,240
Republic of Turkey, 6.25%, 9/26/22	2,021,000	2,302,917
Republic of Turkey, 3.25%, 3/23/23	2,486,000	2,355,684
Republic of Turkey, 7.375%, 2/05/25	1,983,000	2,464,195
Republic of Turkey, 4.875%, 4/16/43	816,000	808,713
Republic of Venezuela, 9.25%, 9/15/27	3,668,000	1,458,030
Republic of Venezuela, 7%, 3/31/38	2,450,000	863,625
Russian Federation, 4.5%, 4/04/22 (n)	1,800,000	1,614,791
Russian Federation, 4.875%, 9/16/23	1,200,000	1,075,200
Russian Federation, 5.875%, 9/16/43 (n)	4,000,000	3,490,800
Socialist Republic of Vietnam, 4.8%, 11/19/24 (n)	3,555,000	3,732,750
United Mexican States, 3.625%, 3/15/22	3,416,000	3,561,180
United Mexican States, 4%, 10/02/23	1,672,000	1,782,770
United Mexican States, 3.6%, 1/30/25	1,490,000	1,534,700

		$105,345,779
Energy - Independent - 0.1%
Afren PLC, 11.5%, 2/01/16 (a)(d)(n)	$200,000	$83,540
Nostrum Oil & Gas Finance B.V., 6.375%, 2/14/19 (n)	2,495,000	2,114,513
Tullow Oil PLC, 6.25%, 4/15/22 (n)	987,000	868,560

		$3,066,613
Energy - Integrated - 0.4%
Inkia Energy Ltd., 8.375%, 4/04/21	$3,013,000	$3,103,390
LUKOIL International Finance B.V., 4.563%, 4/24/23 (n)	1,780,000	1,481,850
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)	2,923,000	2,097,253
Pacific Rubiales Energy Corp., 5.625%, 1/19/25 (n)	1,416,000	931,445
Reliance Industries Ltd., 4.125%, 1/28/25 (n)	4,120,000	4,167,784

		$11,781,722
Food & Beverages - 0.7%
Corporacion Lindley S.A., 6.75%, 11/23/21	$2,305,000	$2,547,025
Corporacion Lindley S.A., 6.75%, 11/23/21 (n)	1,466,000	1,619,930
Corporacion Lindley S.A., 4.625%, 4/12/23 (n)	2,059,000	2,007,525
Cosan Luxembourg S.A., 5%, 3/14/23 (n)	1,806,000	1,611,855
Embotelladora Andina S.A., 5%, 10/01/23 (n)	2,314,000	2,501,149
Gruma S.A.B. de C.V., 4.875%, 12/01/24 (n)	2,926,000	3,090,588
Gruma S.A.B. de C.V., 4.875%, 12/01/24	3,500,000	3,696,875
Minerva Luxembourg S.A., 7.75%, 1/31/23 (n)	3,330,000	3,280,050

		$20,354,997

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - 0.2%
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)	$2,926,000	$3,146,562
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	3,716,000	4,352,551

		$7,499,113
International Market Sovereign - 0.3%
Republic of Iceland, 4.875%, 6/16/16 (n)	$1,933,000	$2,018,586
Republic of Iceland, 5.875%, 5/11/22 (n)	4,811,000	5,491,886

		$7,510,472
Local Authorities - 0.1%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 7/01/43	$1,115,000	$1,483,463
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 11/01/40	15,000	19,476
University of California Rev. (Build America Bonds), 5.77%, 5/15/43	60,000	78,578

		$1,581,517
Major Banks - 0.1%
DBS Bank Ltd., 3.625% to 9/21/17, FRN to 9/21/22 (n)	$1,801,000	$1,865,438

Metals & Mining - 0.0%
Vale Overseas Ltd., 5.625%, 9/15/19	$1,134,000	$1,226,466

Mortgage-Backed - 7.5%
Fannie Mae, 3.99%, 7/01/21	$848,166	$931,785
Fannie Mae, 2.62%, 5/01/23	290,800	295,314
Fannie Mae, 5.06%, 4/01/15	66,053	65,869
Fannie Mae, 5.1%, 6/01/15 - 3/01/19	210,613	223,640
Fannie Mae, 4.6%, 8/01/15 - 9/01/19	150,135	163,484
Fannie Mae, 4.78%, 8/01/15	74,294	75,001
Fannie Mae, 4.856%, 8/01/15	58,612	59,161
Fannie Mae, 5.036%, 8/01/15	28,803	28,856
Fannie Mae, 5.275%, 11/01/15	97,966	98,671
Fannie Mae, 5.443%, 11/01/15	336,552	339,581
Fannie Mae, 5.09%, 2/01/16	60,151	61,506
Fannie Mae, 5.138%, 2/01/16	209,916	212,948
Fannie Mae, 5.432%, 2/01/16	97,861	100,238
Fannie Mae, 5.288%, 4/01/16	275,440	283,016
Fannie Mae, 5.845%, 6/01/16	14,506	14,916
Fannie Mae, 5.732%, 7/01/16	203,130	212,869
Fannie Mae, 5.93%, 9/01/16	103,007	107,609
Fannie Mae, 5.395%, 12/01/16	99,672	105,983
Fannie Mae, 5.45%, 12/01/16	110,000	116,992

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.05%, 1/01/17 - 8/01/19	$115,936	$123,356
Fannie Mae, 6.5%, 2/01/17 - 10/01/37	213,469	252,343
Fannie Mae, 1.114%, 2/25/17	1,165,422	1,168,119
Fannie Mae, 5.508%, 4/01/17	60,279	64,987
Fannie Mae, 1.9%, 6/01/17	189,466	191,473
Fannie Mae, 5.468%, 6/01/17	179,581	192,379
Fannie Mae, 5.5%, 8/01/17 - 4/01/40	11,317,403	12,775,234
Fannie Mae, 2.71%, 11/01/17	54,361	56,264
Fannie Mae, 3.359%, 12/01/17	409,734	429,271
Fannie Mae, 6%, 12/01/17 - 6/01/38	1,005,514	1,146,023
Fannie Mae, 5.251%, 1/01/18	123,774	128,963
Fannie Mae, 3.8%, 2/01/18	200,815	213,636
Fannie Mae, 3.91%, 2/01/18	136,885	145,305
Fannie Mae, 4%, 3/01/18 - 2/01/41	3,451,119	3,709,923
Fannie Mae, 4.19%, 3/01/18	104,460	111,683
Fannie Mae, 3.99%, 4/01/18	150,000	160,410
Fannie Mae, 5.361%, 6/01/18	338,466	372,424
Fannie Mae, 3.849%, 7/01/18	285,429	304,238
Fannie Mae, 5%, 9/01/18 - 5/01/41	4,230,542	4,683,905
Fannie Mae, 2.578%, 9/25/18	1,415,000	1,454,166
Fannie Mae, 5.51%, 3/01/19	111,324	125,440
Fannie Mae, 5.08%, 4/01/19	23,010	24,913
Fannie Mae, 4.5%, 6/01/19 - 4/01/44	21,647,174	23,534,139
Fannie Mae, 4.83%, 8/01/19 - 9/01/19	69,392	77,504
Fannie Mae, 4.864%, 8/01/19	91,389	102,164
Fannie Mae, 4.67%, 9/01/19	27,866	30,961
Fannie Mae, 4.45%, 10/01/19 - 1/01/21	1,126,284	1,253,352
Fannie Mae, 4.14%, 8/01/20	41,212	45,399
Fannie Mae, 5.19%, 9/01/20	100,413	109,788
Fannie Mae, 3.416%, 10/01/20	929,788	995,240
Fannie Mae, 2.41%, 5/01/23	244,570	244,857
Fannie Mae, 2.55%, 5/01/23	211,389	213,662
Fannie Mae, 4.5%, 5/01/25	40,200	43,358
Fannie Mae, 3%, 3/01/27 - 4/01/27	1,080,593	1,134,130
Fannie Mae, 2.5%, 11/01/29	2,919,370	2,993,568
Fannie Mae, 3.5%, 1/01/42 - 6/01/43	4,598,502	4,827,576
Fannie Mae, 3.5%, 4/01/43	1,154,936	1,212,111
Fannie Mae, TBA, 3%, 3/01/30	5,400,000	5,653,884
Fannie Mae, TBA, 3.5%, 3/01/45	7,335,000	7,687,280
Fannie Mae, TBA, 4%, 3/01/45	33,387,000	35,695,788
Fannie Mae, TBA, 5%, 3/01/45	4,000,000	4,436,562
Freddie Mac, 3.034%, 10/25/20	505,000	532,069
Freddie Mac, 1.655%, 11/25/16	1,277,929	1,291,646
Freddie Mac, 6%, 8/01/17 - 10/01/38	1,382,072	1,573,902

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 1.426%, 8/25/17	$1,656,000	$1,668,220
Freddie Mac, 5%, 10/01/17 - 6/01/40	636,316	692,201
Freddie Mac, 3.882%, 11/25/17	855,000	907,815
Freddie Mac, 3.154%, 2/25/18	649,000	681,186
Freddie Mac, 2.699%, 5/25/18	2,460,000	2,550,415
Freddie Mac, 2.412%, 8/25/18	2,578,000	2,650,942
Freddie Mac, 2.303%, 9/25/18	1,515,000	1,552,351
Freddie Mac, 2.323%, 10/25/18	1,765,000	1,809,540
Freddie Mac, 1.72%, 1/25/19	1,500,000	1,501,310
Freddie Mac, 2.13%, 1/25/19	1,750,000	1,781,019
Freddie Mac, 2.086%, 3/25/19	1,400,000	1,421,650
Freddie Mac, 5.085%, 3/25/19	2,160,000	2,430,199
Freddie Mac, 1.883%, 5/25/19	1,000,000	1,006,818
Freddie Mac, 2.456%, 8/25/19	2,109,000	2,166,196
Freddie Mac, 4.186%, 8/25/19	1,484,668	1,625,943
Freddie Mac, 4.251%, 1/25/20	230,000	253,541
Freddie Mac, 4.224%, 3/25/20	99,963	110,277
Freddie Mac, 2.757%, 5/25/20	189,708	195,660
Freddie Mac, 3.32%, 7/25/20 - 2/25/23	856,888	910,642
Freddie Mac, 2.856%, 1/25/21	1,344,000	1,401,908
Freddie Mac, 2.682%, 10/25/22	1,626,000	1,665,245
Freddie Mac, 3.25%, 4/25/23	1,700,000	1,804,312
Freddie Mac, 3.3%, 4/25/23	1,045,940	1,114,110
Freddie Mac, 3.06%, 7/25/23	330,000	345,461
Freddie Mac, 3.458%, 8/25/23	675,000	726,210
Freddie Mac, 4.5%, 9/01/24 - 6/01/41	1,961,053	2,131,407
Freddie Mac, 5.5%, 10/01/24 - 6/01/41	1,974,746	2,212,825
Freddie Mac, 2.67%, 12/25/24	2,555,000	2,575,719
Freddie Mac, 4%, 7/01/25 - 11/01/43	1,242,555	1,329,639
Freddie Mac, 2.5%, 5/01/28 - 7/01/28	7,938,189	8,153,577
Freddie Mac, 6.5%, 5/01/37 - 2/01/38	63,367	72,213
Freddie Mac, 3.5%, 12/01/41 - 7/01/43	6,719,978	7,052,403
Freddie Mac, 3%, 4/01/43 - 5/01/43	4,627,667	4,724,625
Freddie Mac, TBA, 4%, 3/01/45	2,769,000	2,960,779
Ginnie Mae, 3%, 2/15/43	304,092	313,793
Ginnie Mae, 5.5%, 5/15/33 - 1/20/42	674,957	767,462
Ginnie Mae, 4.5%, 7/20/33 - 10/20/43	7,132,729	7,770,845
Ginnie Mae, 4%, 10/15/39 - 12/20/44	9,611,362	10,257,035
Ginnie Mae, 3.5%, 12/15/41 - 6/20/43	6,705,151	7,060,291
Ginnie Mae, 3%, 7/20/43	1,787,156	1,839,382
Ginnie Mae, 5.612%, 4/20/58	67,457	69,269
Ginnie Mae, 6.357%, 4/20/58	49,568	51,696
Ginnie Mae, TBA, 3.5%, 3/01/45	3,000,000	3,146,250

		$220,483,215

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Municipals - 0.3%
Houston, TX, Public Improvement Refunding, “A”, 5%, 3/01/25	$2,850,000	$3,490,025
New York Dormitory Authority Rev., State Personal Income Tax (General Purpose), “E”, 5%, 2/15/24	1,740,000	2,142,271
State of Washington, 5%, 7/01/25	2,750,000	3,399,385

		$9,031,681
Natural Gas - Distribution - 0.1%
GNL Quintero S.A., 4.634%, 7/31/29 (n)	$2,857,000	$2,968,794

Network & Telecom - 0.4%
Columbus International, Inc., 7.375%, 3/30/21 (n)	$371,000	$389,550
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26 (n)	6,871,000	7,098,609
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22 (n)	3,437,000	3,603,695

		$11,091,854
Oil Services - 0.2%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$4,334,558	$3,359,282
QGOG Constellation S.A., 6.25%, 11/09/19 (n)	2,447,000	1,382,555

		$4,741,837
Other Banks & Diversified Financials - 0.7%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)	$2,760,000	$2,994,600
Banco Inbursa S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/06/24 (n)	4,079,000	4,057,381
BBVA Banco Continental S.A., 5%, 8/26/22 (n)	1,265,000	1,355,700
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/21 (n)	1,770,000	1,983,285
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	1,788,000	2,032,241
Corpbanca, 3.875%, 9/22/19 (n)	4,799,000	4,847,892
Industrial Senior Trust, 5.5%, 11/01/22 (n)	2,082,000	2,044,805

		$19,315,904
Retailers - 0.2%
Cencosud S.A., 4.875%, 1/20/23 (n)	$3,733,000	$3,777,441
Cencosud S.A., 5.15%, 2/12/25 (z)	1,744,000	1,771,731
S.A.C.I. Falabella, 4.375%, 1/27/25 (n)	979,000	1,003,832

		$6,553,004
Specialty Chemicals - 0.1%
Mexichem S.A.B. de C.V., 5.875%, 9/17/44 (n)	$3,247,000	$3,279,470

Supranational - 0.0%
Inter-American Development Bank, 4.375%, 1/24/44	$511,000	$646,912

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - 0.5%
America Movil S.A.B. de C.V., 5%, 3/30/20	$877,000	$989,914
Bharti Airtel International B.V., 5.35%, 5/20/24 (n)	1,500,000	1,659,855
Comcel Trust, 6.875%, 2/06/24 (n)	2,895,000	3,089,544
Digicel Group Ltd., 6%, 4/15/21 (n)	2,253,000	2,236,102
Digicel Group Ltd., 7.125%, 4/01/22 (n)	881,000	839,152
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)	2,419,000	2,358,525
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)	2,582,000	2,736,920
MTS International Funding Ltd., 5%, 5/30/23 (n)	2,819,000	2,333,174

		$16,243,186
Telephone Services - 0.2%
B Communications Ltd., 7.375%, 2/15/21 (n)	$6,602,000	$7,064,140

Transportation - 0.0%
Far East Capital Ltd. S.A., 8%, 5/02/18	$1,300,000	$499,252
Far Eastern Shipping Co., 8%, 5/02/18 (n)	1,127,000	432,813
Far Eastern Shipping Co., 8.75%, 5/02/20 (n)	850,000	314,500

		$1,246,565
Transportation - Services - 0.0%
Topaz Marine S.A., 8.625%, 11/01/18 (n)	$583,000	$491,178

U.S. Government Agencies and Equivalents - 1.1%
Aid-Egypt, 4.45%, 9/15/15	$170,000	$173,711
Fannie Mae, 1.125%, 4/27/17	5,500,000	5,543,912
Fannie Mae, 0.875%, 5/21/18	4,000,000	3,959,112
Fannie Mae, 1.75%, 11/26/19	4,750,000	4,786,195
Fannie Mae, 1.625%, 1/21/20	7,500,000	7,490,573
Government of Ukraine, 1.844%, 5/16/19	1,290,000	1,306,912
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	987,000	1,002,757
Hashemite Kingdom of Jordan, 2.503%, 10/30/20	1,108,000	1,137,087
Private Export Funding Corp., 2.25%, 3/15/20	419,000	424,672
Private Export Funding Corp., 1.875%, 7/15/18	850,000	862,179
Small Business Administration, 6.34%, 5/01/21	56,755	61,272
Small Business Administration, 6.07%, 3/01/22	58,881	63,510
Small Business Administration, 5.16%, 2/01/28	152,748	169,607
Small Business Administration, 2.21%, 2/01/33	371,764	368,533
Small Business Administration, 2.22%, 3/01/33	727,671	723,709
Small Business Administration, 3.15%, 7/01/33	782,302	816,743
Small Business Administration, 3.16%, 8/01/33	894,922	934,553
Small Business Administration, 3.62%, 9/01/33	767,058	824,774
Tennessee Valley Authority, 1.75%, 10/15/18	863,000	866,279
Tunisian Republic, 2.452%, 7/24/21	728,000	745,150

		$32,261,240

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - 8.0%
U.S. Treasury Bonds, 9.25%, 2/15/16	$47,000	$51,054
U.S. Treasury Bonds, 6.375%, 8/15/27	106,000	154,818
U.S. Treasury Bonds, 5.25%, 2/15/29	2,965,000	4,030,084
U.S. Treasury Bonds, 4.5%, 2/15/36	231,000	311,345
U.S. Treasury Bonds, 4.375%, 2/15/38	346,000	458,261
U.S. Treasury Bonds, 4.5%, 8/15/39	11,474,000	15,592,087
U.S. Treasury Bonds, 3.125%, 2/15/43	3,137,900	3,464,929
U.S. Treasury Bonds, 2.875%, 5/15/43	14,078,700	14,837,626
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/24	9,192,907	9,200,087
U.S. Treasury Notes, 2.125%, 5/31/15	28,031,000	28,164,596
U.S. Treasury Notes, 0.375%, 2/15/16	30,815,700	30,851,816
U.S. Treasury Notes, 2.625%, 4/30/16	2,800,000	2,874,155
U.S. Treasury Notes, 0.875%, 12/31/16	23,778,000	23,915,461
U.S. Treasury Notes, 0.75%, 6/30/17	7,470,000	7,465,331
U.S. Treasury Notes, 2.625%, 4/30/18	1,752,000	1,836,315
U.S. Treasury Notes, 2.75%, 2/15/19	2,949,000	3,113,961
U.S. Treasury Notes, 3.125%, 5/15/19	1,116,000	1,195,079
U.S. Treasury Notes, 1%, 6/30/19	27,606,000	27,131,508
U.S. Treasury Notes, 2.625%, 8/15/20	6,082,000	6,408,433
U.S. Treasury Notes, 2%, 11/30/20	11,044,000	11,246,757
U.S. Treasury Notes, 3.125%, 5/15/21	9,191,000	9,944,230
U.S. Treasury Notes, 1.75%, 5/15/22	3,949,000	3,928,639
U.S. Treasury Notes, 2.5%, 8/15/23	11,151,000	11,660,634
U.S. Treasury Notes, 2.75%, 2/15/24	7,855,000	8,367,413
U.S. Treasury Notes, 2.5%, 5/15/24	9,786,000	10,209,548

		$236,414,167
Utilities - Electric Power - 0.6%
Colbun S.A., 4.5%, 7/10/24 (n)	$728,000	$751,879
E.CL S.A., 5.625%, 1/15/21	2,177,000	2,449,732
E.CL S.A., 4.5%, 1/29/25 (n)	2,824,000	2,947,426
Empresa Electrica Angamos S.A., 4.875%, 5/25/29 (n)	1,216,000	1,212,352
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	2,500,000	2,625,935
Greenko Dutch B.V., 8%, 8/01/19 (n)	2,261,000	2,147,950
Transelec S.A., 4.625%, 7/26/23 (n)	1,507,000	1,601,397
Transelec S.A., 4.25%, 1/14/25 (n)	2,631,000	2,687,853

		$16,424,524
Utilities - Gas - 0.1%
Transport de Gas Peru, 4.25%, 4/30/28 (n)	$3,039,000	$3,020,006
Total Bonds (Identified Cost, $921,760,565)		$928,912,794

Portfolio of Investments – continued

Common Stocks - 36.1%
Issuer	Shares/Par	Value ($)

Aerospace - 0.6%
Exelis, Inc.	207,058	$5,010,804
General Dynamics Corp.	51,696	7,174,371
Northrop Grumman Corp.	32,264	5,346,467

		$17,531,642
Airlines - 0.1%
Copa Holdings S.A., “A” (l)	16,388	$1,866,265

Automotive - 0.4%
Delphi Automotive PLC	56,369	$4,444,132
General Motors Co.	117,417	4,380,828
Johnson Controls, Inc.	43,467	2,208,558

		$11,033,518
Brokerage & Asset Managers - 0.2%
Waddell & Reed Financial, Inc., “A”	126,399	$6,251,695

Business Services - 0.1%
Accenture PLC, “A”	38,678	$3,482,180

Cable TV - 0.4%
Comcast Corp., “A”	56,467	$3,353,010
Time Warner Cable, Inc.	60,132	9,263,335

		$12,616,345
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	66,385	$5,168,072
LyondellBasell Industries N.V., “A”	111,881	9,611,697

		$14,779,769
Computer Software - 0.4%
CA, Inc.	112,472	$3,657,589
Microsoft Corp.	164,457	7,211,439

		$10,869,028
Computer Software - Systems - 0.7%
EMC Corp.	106,924	$3,094,380
Hewlett-Packard Co.	276,540	9,634,654
Western Digital Corp.	60,536	6,476,141

		$19,205,175
Consumer Products - 0.5%
Procter & Gamble Co.	173,347	$14,757,030

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 0.1%
General Electric Co.	128,228	$3,332,646

Electronics - 1.0%
Broadcom Corp., “A”	204,336	$9,242,117
Intel Corp.	156,571	5,205,986
Microchip Technology, Inc.	132,815	6,809,425
Texas Instruments, Inc.	116,842	6,870,310

		$28,127,838
Energy - Independent - 1.1%
CVR Energy, Inc. (l)	72,680	$3,051,833
Marathon Oil Corp.	47,032	1,310,312
Marathon Petroleum Corp.	64,302	6,751,710
Noble Energy, Inc.	18,591	878,053
Occidental Petroleum Corp.	124,870	9,724,876
Valero Energy Corp.	182,785	11,276,007

		$32,992,791
Energy - Integrated - 1.0%
Chevron Corp.	104,932	$11,194,146
Exxon Mobil Corp.	132,218	11,706,582
Hess Corp.	93,352	7,008,868

		$29,909,596
Food & Beverages - 0.4%
Archer Daniels Midland Co.	104,651	$5,010,690
General Mills, Inc.	106,217	5,713,412

		$10,724,102
Food & Drug Stores - 0.5%
CVS Health Corp.	37,274	$3,871,650
Kroger Co.	139,100	9,896,965

		$13,768,615
Forest & Paper Products - 0.1%
International Paper Co.	43,340	$2,444,809

Furniture & Appliances - 0.2%
Whirlpool Corp.	31,535	$6,683,843

Gaming & Lodging - 0.1%
Las Vegas Sands Corp.	54,935	$3,125,802

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 0.4%
Kohl’s Corp.	99,502	$7,343,248
Macy’s, Inc.	53,752	3,425,077
Target Corp.	30,760	2,363,291

		$13,131,616
Health Maintenance Organizations - 0.3%
Anthem, Inc.	64,930	$9,508,998

Insurance - 1.9%
ACE Ltd.	18,034	$2,056,056
Everest Re Group Ltd.	51,804	9,191,584
Lincoln National Corp.	102,538	5,910,290
MetLife, Inc.	205,071	10,423,759
Prudential Financial, Inc.	115,725	9,356,366
Travelers Cos., Inc.	97,393	10,463,904
Validus Holdings Ltd.	226,459	9,429,753

		$56,831,712
Machinery & Tools - 0.7%
Caterpillar, Inc.	34,696	$2,876,298
Cummins, Inc.	20,863	2,967,344
Eaton Corp. PLC	130,151	9,242,023
Joy Global, Inc.	110,340	4,890,269

		$19,975,934
Major Banks - 2.3%
Bank of America Corp.	306,532	$4,846,271
Goldman Sachs Group, Inc.	70,591	13,397,466
JPMorgan Chase & Co.	360,993	22,121,651
PNC Financial Services Group, Inc.	33,041	3,038,450
Wells Fargo & Co.	454,735	24,914,931

		$68,318,769
Medical & Health Technology & Services - 0.2%
Capital Senior Living Corp. (a)	283,392	$7,084,800

Medical Equipment - 0.7%
Abbott Laboratories	114,221	$5,410,649
Medtronic PLC	139,884	10,853,600
Thermo Fisher Scientific, Inc.	33,335	4,333,550

		$20,597,799
Oil Services - 0.1%
Ensco PLC, “A”	148,328	$3,629,586

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 1.3%
Assured Guaranty Ltd.	73,785	$1,956,778
BB&T Corp.	200,464	7,627,655
Citigroup, Inc.	209,571	10,985,712
Discover Financial Services	187,602	11,439,970
Western Union Co.	352,772	6,886,109

		$38,896,224
Pharmaceuticals - 1.8%
Bristol-Myers Squibb Co.	237,273	$14,454,671
Eli Lilly & Co.	142,128	9,973,122
Johnson & Johnson	90,428	9,269,774
Merck & Co., Inc.	146,331	8,566,217
Pfizer, Inc.	266,764	9,155,340

		$51,419,124
Pollution Control - 0.1%
Republic Services, Inc.	41,208	$1,686,231

Railroad & Shipping - 0.1%
Kansas City Southern Co.	31,174	$3,611,196

Real Estate - 14.5%
Alexandria Real Estate Equities, Inc., REIT	160,371	$15,381,183
AvalonBay Communities, Inc., REIT	145,776	24,539,932
Big Yellow Group PLC, REIT	459,834	4,486,661
Boston Properties, Inc., REIT	125,972	17,309,812
Corporate Office Properties Trust, REIT	421,591	12,394,775
Digital Realty Trust, Inc., REIT	99,450	6,601,491
EastGroup Properties, Inc., REIT	60,467	3,809,421
Equity Lifestyle Properties, Inc., REIT	394,966	21,276,818
Federal Realty Investment Trust, REIT	70,264	9,979,596
Gramercy Property Trust, Inc., REIT	1,546,409	10,902,183
Home Properties, Inc., REIT	217,296	14,508,854
Host Hotels & Resorts, Inc., REIT	751,723	15,786,183
InfraREIT, Inc., REIT (a)	164,076	4,449,741
Iron Mountain, Inc., REIT	192,832	7,086,576
Medical Properties Trust, Inc., REIT	941,087	14,248,057
Mid-America Apartment Communities, Inc., REIT	258,584	18,739,582
National Health Investors, Inc., REIT	127,272	9,059,221
Plum Creek Timber Co. Inc., REIT	423,519	18,397,665
Public Storage, Inc., REIT	145,796	28,753,887
Rexford Industrial Realty, Inc., REIT	900,132	14,438,117
Simon Property Group, Inc., REIT	228,249	43,449,480
Starwood Property Trust, Inc., REIT	461,165	11,252,426

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - continued
Tanger Factory Outlet Centers, Inc., REIT	499,768	$17,716,776
Urban Edge Properties, REIT	369,527	8,846,476
Ventas, Inc., REIT	258,501	19,250,569
Vornado Realty Trust, REIT	240,385	26,451,965
Weyerhaeuser Co., REIT	240,724	8,451,820
WP GLIMCHER, Inc., REIT	962,600	16,681,858

		$424,251,125
Specialty Stores - 0.3%
Best Buy Co., Inc.	108,885	$4,148,518
L Brands, Inc.	35,094	3,223,735

		$7,372,253
Telecommunications - Wireless - 0.4%
American Tower Corp., REIT	116,891	$11,588,574

Telephone Services - 0.7%
AT&T, Inc.	80,118	$2,768,878
CenturyLink, Inc.	107,852	4,083,277
Frontier Communications Corp.	974,033	7,772,783
Verizon Communications, Inc.	141,549	6,999,598

		$21,624,536
Tobacco - 0.5%
Lorillard, Inc.	116,292	$7,956,699
Philip Morris International, Inc.	72,921	6,049,526

		$14,006,225
Utilities - Electric Power - 1.4%
AES Corp.	322,576	$4,183,811
Alliant Energy Corp.	93,441	5,942,848
American Electric Power Co., Inc.	156,440	9,007,815
Edison International	21,535	1,383,624
Entergy Corp.	51,410	4,087,609
Great Plains Energy, Inc.	177,830	4,732,056
OGE Energy Corp.	47,458	1,542,860
PG&E Corp.	81,497	4,378,834
PPL Corp.	191,065	6,515,317

		$41,774,774
Total Common Stocks (Identified Cost, $846,821,861)		$1,058,812,165

Portfolio of Investments – continued

Convertible Preferred Stocks - 0.1%
Issuer	Shares/Par	Value ($)

Pharmaceuticals - 0.1%
Actavis PLC, 5.5% (Identified Cost, $2,070,000) (a)	$2,070	$2,123,820

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.1%
iShares Dow Jones U.S. Real Estate - January 2016 @ $70	3,200	$848,000
iShares Dow Jones U.S. Real Estate - June 2015 @ $73	3,200	371,200
iShares Dow Jones U.S. Real Estate - June 2015 @ $60	1,500	16,500
iShares Dow Jones U.S. Real Estate - March 2015 @ $62	1,500	1,500
iShares Dow Jones U.S. Real Estate - March 2015 @ $75	3,200	73,600
S&P 500 Index - June 2015 @ $1,700	220	198,000
Total Put Options Purchased (Premiums Paid, $3,161,360)		$1,508,800

Issuer	Shares/Par
Underlying Affiliated Funds - 29.7%
MFS High Yield Pooled Portfolio (Identified Cost, $871,215,918) (v)	90,320,953	$871,597,194

Money Market Funds - 4.4%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	127,915,154	$127,915,154

Collateral for Securities Loaned - 0.1%
JPMorgan Prime Money Market Fund, 0.09%, at Cost and Net Asset Value (j)	3,688,723	$3,688,723
Total Investments (Identified Cost, $2,776,633,581)		$2,994,558,650

Other Assets, Less Liabilities - (2.1)%		(60,398,088)
Net Assets - 100.0%		$2,934,160,562

(a)	Non-income producing security.
(d)	In default.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $302,579,681, representing 10.3% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these

Portfolio of Investments – continued

securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Cencosud S.A., 5.15%, 2/12/25	2/05/15	$1,737,692	$1,771,731
Eskom Holdings SOC Ltd., 7.125%, 2/11/25	2/05/15	582,675	618,042
Republic of Cote d’Ivoire, 6.375%, 3/03/28	2/24/15	961,918	973,407
Tencent Holdings Ltd., 2.875%, 2/11/20	2/04/15	2,779,399	2,796,505
Tencent Holdings Ltd., 3.8%, 2/11/25	2/04/15	2,233,180	2,284,457
Total Restricted Securities			$8,444,142
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Derivative Contracts at 2/28/15

Swap Agreements at 2/28/15

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives
Credit Default Swap Agreements
3/20/25	USD	6,148,000	Barclays Bank (a)	1% (fixed rate)	(1)	$(907,122)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Federal Republic of Brazil, 12.25%, 3/6/30, a BBB rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $732,876

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At February 28, 2015, the fund had cash collateral of $510,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See notes to financial statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,777,502,509)	$1,995,046,302
Underlying affiliated funds, at value (identified cost, $999,131,072)	999,512,348
Total investments, at value, including $3,633,950 of securities on loan (identified cost, $2,776,633,581)	$2,994,558,650
Cash	385,111
Restricted cash	510,000
Receivables for
Investments sold	2,818,339
Fund shares sold	24,746,754
Interest and dividends	8,958,891
Other assets	12,464
Total assets	$3,031,990,209
Liabilities
Payables for
Distributions	$809,332
Investments purchased	26,613,558
TBA purchase commitments	59,454,894
Fund shares reacquired	4,156,167
Swaps, at value (net unamortized premiums received, $732,876)	907,122
Collateral for securities loaned, at value	3,688,723
Payable to affiliates
Investment adviser	136,985
Shareholder servicing costs	770,422
Distribution and service fees	97,726
Payable for independent Trustees’ compensation	13
Deferred country tax expense payable	904,379
Accrued expenses and other liabilities	290,326
Total liabilities	$97,829,647
Net assets	$2,934,160,562
Net assets consist of
Paid-in capital	$2,696,435,171
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $763,383 deferred country tax)	216,987,218
Accumulated net realized gain (loss) on investments and foreign currency	23,351,531
Accumulated distributions in excess of net investment income	(2,613,358)
Net assets	$2,934,160,562
Shares of beneficial interest outstanding	231,010,809

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,334,418,268	105,046,780	$12.70
Class C	859,969,267	67,732,302	12.70
Class I	721,241,592	56,772,936	12.70
Class R1	918,495	72,416	12.68
Class R2	2,113,042	166,427	12.70
Class R3	7,994,752	629,235	12.71
Class R4	4,935,853	388,450	12.71
Class R5	2,569,293	202,263	12.70

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.26 [100 / 95.75 x $12.70]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See notes to financial statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$26,279,287
Dividends	24,652,676
Dividends from underlying affiliated funds	37,948,368
Total investment income	$88,880,331
Expenses
Management fee	$15,453,660
Distribution and service fees	10,036,858
Shareholder servicing costs	2,445,573
Administrative services fee	351,818
Independent Trustees’ compensation	42,624
Custodian fee	247,023
Shareholder communications	144,466
Audit and tax fees	69,577
Legal fees	18,917
Miscellaneous	400,912
Total expenses	$29,211,428
Fees paid indirectly	(386)
Reduction of expenses by investment adviser and distributor	(597,956)
Net expenses	$28,613,086
Net investment income	$60,267,245
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $140,996 country tax)	$66,409,441
Underlying affiliated funds	(229,029)
Capital gain distributions from underlying affiliated funds	4,070,956
Swap agreements	41,944
Foreign currency	(3,775)
Net realized gain (loss) on investments and foreign currency	$70,289,537
Change in unrealized appreciation (depreciation)
Investments (net of $763,383 increase in deferred country tax)	$73,425,796
Swap agreements	(214,354)
Translation of assets and liabilities in foreign currencies	(222)
Net unrealized gain (loss) on investments and foreign currency translation	$73,211,220
Net realized and unrealized gain (loss) on investments and foreign currency	$143,500,757
Change in net assets from operations	$203,768,002

See notes to financial statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28
	2015	2014
Change in net assets
From operations
Net investment income	$60,267,245	$50,145,378
Net realized gain (loss) on investments and foreign currency	70,289,537	43,479,502
Net unrealized gain (loss) on investments and foreign currency translation	73,211,220	44,300,502
Change in net assets from operations	$203,768,002	$137,925,382
Distributions declared to shareholders
From net investment income	$(64,653,346)	$(51,204,939)
From net realized gain on investments	(46,618,138)	(28,187,612)
Total distributions declared to shareholders	$(111,271,484)	$(79,392,551)
Change in net assets from fund share transactions	$756,034,054	$476,543,359
Total change in net assets	$848,530,572	$535,076,190
Net assets
At beginning of period	2,085,629,990	1,550,553,800
At end of period (including accumulated distributions in excess of net investment income of $2,613,358 and $1,300,248, respectively)	$2,934,160,562	$2,085,629,990

See notes to financial statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.21	$11.82	$11.05	$10.79	$9.60
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.33	$0.34	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	0.57	0.82	0.30	1.23
Total from investment operations	$1.09	$0.91	$1.15	$0.64	$1.63
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.37)	$(0.38)	$(0.44)
From net realized gain on investments	(0.24)	(0.17)	(0.01)	—	—
Total distributions declared to shareholders	$(0.60)	$(0.52)	$(0.38)	$(0.38)	$(0.44)
Net asset value, end of period (x)	$12.70	$12.21	$11.82	$11.05	$10.79
Total return (%) (r)(s)(t)(x)	9.09	7.87	10.56	6.09	17.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06 (h)	1.07 (h)	1.08	1.10	1.15
Expenses after expense reductions (f)	1.03 (h)	1.06 (h)	1.08	1.10	1.06
Net investment income	2.70	2.83	2.86	3.18	3.95
Portfolio turnover	48	63	64	64	59
Net assets at end of period (000 omitted)	$1,334,418	$1,071,400	$797,338	$447,034	$257,247

See notes to financial statements

Financial Highlights – continued

Class C	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.20	$11.82	$11.04	$10.78	$9.59
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.24	$0.26	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	0.56	0.83	0.30	1.22
Total from investment operations	$1.01	$0.81	$1.07	$0.56	$1.55
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.28)	$(0.30)	$(0.36)
From net realized gain on investments	(0.24)	(0.17)	(0.01)	—	—
Total distributions declared to shareholders	$(0.51)	$(0.43)	$(0.29)	$(0.30)	$(0.36)
Net asset value, end of period (x)	$12.70	$12.20	$11.82	$11.04	$10.78
Total return (%) (r)(s)(t)(x)	8.36	6.97	9.84	5.31	16.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81 (h)	1.82 (h)	1.83	1.85	1.90
Expenses after expense reductions (f)	1.78 (h)	1.81 (h)	1.83	1.85	1.81
Net investment income	1.96	2.08	2.11	2.43	3.20
Portfolio turnover	48	63	64	64	59
Net assets at end of period (000 omitted)	$859,969	$630,810	$466,361	$238,332	$138,344

Class I	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.21	$11.82	$11.05	$10.79	$9.60
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.35	$0.36	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	0.57	0.83	0.30	1.25
Total from investment operations	$1.12	$0.94	$1.18	$0.66	$1.66
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.40)	$(0.40)	$(0.47)
From net realized gain on investments	(0.24)	(0.17)	(0.01)	—	—
Total distributions declared to shareholders	$(0.63)	$(0.55)	$(0.41)	$(0.40)	$(0.47)
Net asset value, end of period (x)	$12.70	$12.21	$11.82	$11.05	$10.79
Total return (%) (r)(s)(x)	9.36	8.14	10.83	6.35	17.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81 (h)	0.82 (h)	0.83	0.85	0.89
Expenses after expense reductions (f)	0.78 (h)	0.81 (h)	0.83	0.85	0.83
Net investment income	2.97	3.08	3.09	3.43	3.94
Portfolio turnover	48	63	64	64	59
Net assets at end of period (000 omitted)	$721,242	$371,274	$280,443	$96,323	$30,993
See notes to financial statements

Financial Highlights – continued

Class R1	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.20	$11.81	$11.04	$10.78	$9.59
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.23	$0.26	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	0.57	0.83	0.30	1.21
Total from investment operations	$0.99	$0.82	$1.06	$0.56	$1.55
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.28)	$(0.30)	$(0.36)
From net realized gain on investments	(0.24)	(0.17)	(0.01)	—	—
Total distributions declared to shareholders	$(0.51)	$(0.43)	$(0.29)	$(0.30)	$(0.36)
Net asset value, end of period (x)	$12.68	$12.20	$11.81	$11.04	$10.78
Total return (%) (r)(s)(x)	8.20	7.06	9.75	5.31	16.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81 (h)	1.82 (h)	1.84	1.85	1.90
Expenses after expense reductions (f)	1.78 (h)	1.81 (h)	1.84	1.85	1.80
Net investment income	1.95	2.11	2.04	2.44	3.32
Portfolio turnover	48	63	64	64	59
Net assets at end of period (000 omitted)	$918	$775	$375	$142	$126

Class R2	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.20	$11.82	$11.04	$10.78	$9.59
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.31	$0.30	$0.31	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	0.56	0.83	0.30	1.21
Total from investment operations	$1.07	$0.87	$1.13	$0.61	$1.60
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.34)	$(0.35)	$(0.41)
From net realized gain on investments	(0.24)	(0.17)	(0.01)	—	—
Total distributions declared to shareholders	$(0.57)	$(0.49)	$(0.35)	$(0.35)	$(0.41)
Net asset value, end of period (x)	$12.70	$12.20	$11.82	$11.04	$10.78
Total return (%) (r)(s)(x)	8.90	7.51	10.39	5.83	17.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31 (h)	1.32 (h)	1.34	1.35	1.40
Expenses after expense reductions (f)	1.28 (h)	1.31 (h)	1.34	1.35	1.30
Net investment income	2.47	2.59	2.59	2.93	3.83
Portfolio turnover	48	63	64	64	59
Net assets at end of period (000 omitted)	$2,113	$1,180	$702	$212	$125

See notes to financial statements

Financial Highlights – continued

Class R3	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.21	$11.83	$11.05	$10.79	$9.59
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.34	$0.31	$0.34	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	0.56	0.85	0.30	1.23
Total from investment operations	$1.10	$0.90	$1.16	$0.64	$1.64
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.37)	$(0.38)	$(0.44)
From net realized gain on investments	(0.24)	(0.17)	(0.01)	—	—
Total distributions declared to shareholders	$(0.60)	$(0.52)	$(0.38)	$(0.38)	$(0.44)
Net asset value, end of period (x)	$12.71	$12.21	$11.83	$11.05	$10.79
Total return (%) (r)(s)(x)	9.17	7.77	10.65	6.09	17.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06 (h)	1.07 (h)	1.10	1.10	1.15
Expenses after expense reductions (f)	1.03 (h)	1.06 (h)	1.10	1.10	1.06
Net investment income	2.70	2.84	2.70	3.17	3.99
Portfolio turnover	48	63	64	64	59
Net assets at end of period (000 omitted)	$7,995	$5,256	$2,783	$186	$185

Class R4	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.21	$11.82	$11.05	$10.79	$9.59
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.36	$0.36	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	0.57	0.82	0.30	1.23
Total from investment operations	$1.13	$0.94	$1.18	$0.66	$1.67
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.40)	$(0.40)	$(0.47)
From net realized gain on investments	(0.24)	(0.17)	(0.01)	—	—
Total distributions declared to shareholders	$(0.63)	$(0.55)	$(0.41)	$(0.40)	$(0.47)
Net asset value, end of period (x)	$12.71	$12.21	$11.82	$11.05	$10.79
Total return (%) (r)(s)(x)	9.44	8.13	10.83	6.35	17.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81 (h)	0.82 (h)	0.84	0.85	0.90
Expenses after expense reductions (f)	0.78 (h)	0.81 (h)	0.84	0.85	0.80
Net investment income	2.96	3.08	3.12	3.40	4.32
Portfolio turnover	48	63	64	64	59
Net assets at end of period (000 omitted)	$4,936	$2,834	$1,159	$546	$127

See notes to financial statements

Financial Highlights – continued

Class R5	Years ended 2/28
	2015	2014	2013 (i)
Net asset value, beginning of period	$12.21	$11.82	$11.16
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.75	0.57	0.75
Total from investment operations	$1.13	$0.95	$0.94
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.39)	$(0.27)
From net realized gain on investments	(0.24)	(0.17)	(0.01)
Total distributions declared to shareholders	$(0.64)	$(0.56)	$(0.28)
Net asset value, end of period (x)	$12.70	$12.21	$11.82
Total return (%) (r)(s)(x)	9.46	8.23	8.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72 (h)	0.73 (h)	0.79	(a)
Expenses after expense reductions (f)	0.69 (h)	0.72 (h)	0.79	(a)
Net investment income	3.05	3.18	2.48	(a)
Portfolio turnover	48	63	64
Net assets at end of period (000 omitted)	$2,569	$2,101	$1,393

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’s inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still

Notes to Financial Statements – continued

evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from

Notes to Financial Statements – continued

third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as swap agreements. The following is a summary of the levels used as of February 28, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,056,073,863	$18,000	$—	$1,056,091,863
United Kingdom	4,486,661	—	—	4,486,661
Panama	1,866,265	—	—	1,866,265
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	271,670,828	—	271,670,828
Non-U.S. Sovereign Debt	—	229,135,694	—	229,135,694
Municipal Bonds	—	9,031,680	—	9,031,680
U.S. Corporate Bonds	—	1,581,517	—	1,581,517
Residential Mortgage-Backed Securities	—	220,483,211	—	220,483,211
Commercial Mortgage-Backed Securities	—	10,732,958	—	10,732,958
Foreign Bonds	—	186,276,902	—	186,276,902
Mutual Funds	1,003,201,071	—	—	1,003,201,071
Total Investments	$2,065,627,860	$928,930,790	$—	$2,994,558,650

Other Financial Instruments
Swap Agreements	$—	$(907,122)	$—	$(907,122)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Investments in Securities
Balance as of 2/28/14	$32,685
Realized gain (loss)	(94,181)
Change in unrealized appreciation (depreciation)	62,696
Proceeds from a tender offer	(1,200)
Balance as of 2/28/15	$—

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$1,508,800	$—
Credit	Credit Default Swaps	—	(907,122)
Total		$1,508,800	$(907,122)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2015 as reported in the Statement of Operations:

Risk	Swap Agreements	Investments (Purchased Options)
Equity	$—	$(3,078,452)
Credit	41,944	—
Total	$41,944	$(3,078,452)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2015 as reported in the Statement of Operations:

Risk	Swap Agreements	Investments (Purchased Options)
Equity	$—	$(408,508)
Credit	(214,354)	—
Total	$(214,354)	$(408,508)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference

Notes to Financial Statements – continued

between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

Notes to Financial Statements – continued

cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of February 28, 2015 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of February 28, 2015, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $6,148,000 less the value of the

Notes to Financial Statements – continued

agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swap agreements, options, futures contracts and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $3,633,950 and a related liability of $3,688,723 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Notes to Financial Statements – continued

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s

Notes to Financial Statements – continued

collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/15	2/28/14
Ordinary income (including any short-term capital gains)	$71,281,527	$58,438,112
Long-term capital gains	39,989,957	20,954,439
Total distributions	$111,271,484	$79,392,551

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/15
Cost of investments	$2,788,726,227
Gross appreciation	235,347,703
Gross depreciation	(29,515,280)
Net unrealized appreciation (depreciation)	$205,832,423
Undistributed ordinary income	9,746,612
Undistributed long-term capital gain	27,839,196
Other temporary differences	(5,692,840)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/15	Year ended 2/28/14	Year ended 2/28/15	Year ended 2/28/14
Class A	$33,377,673	$27,978,308	$22,438,068	$14,415,631
Class C	15,205,420	12,134,907	13,915,386	8,489,323
Class I	15,621,478	10,823,265	9,966,893	5,134,206
Class R1	15,795	12,769	14,307	9,858
Class R2	43,068	23,176	34,394	13,230
Class R3	203,032	113,059	136,648	65,729
Class R4	110,658	62,237	68,838	32,879
Class R5	76,222	57,218	43,604	26,756
Total	$64,653,346	$51,204,939	$46,618,138	$28,187,612

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

Prior to August 1, 2014, the investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion up to $2.5 billion and 0.55% of average daily net assets in excess of $2.5 billion. This written agreement terminated on July 31, 2014. For the period March 1, 2014 through July 31, 2014, this management fee reduction amounted to $142,989, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014,

Notes to Financial Statements – continued

the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion up to $2.5 billion, 0.55% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.50% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2016. For the period August 1, 2014 through February 28, 2015, this management fee reduction amounted to $321,623, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2015, this management fee reduction amounted to $126,231, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.63% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2016. For the year ended February 28, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,005,929 for the year ended February 28, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,894,432
Class C	0.75%	0.25%	1.00%	1.00%	7,109,328
Class R1	0.75%	0.25%	1.00%	1.00%	7,413
Class R2	0.25%	0.25%	0.50%	0.50%	8,096
Class R3	—	0.25%	0.25%	0.25%	17,589
Total Distribution and Service Fees					$10,036,858

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2015, this rebate amounted to $4,078 and $11 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2015, were as follows:

Amount
Class A	$41,839
Class C	69,670

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2015, the fee was $185,555, which equated to 0.0078% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fee. For the year ended February 28, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,260,018.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended February 28, 2015, the aggregate fees paid by the fund under these agreements were $10,036 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $3,024, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio. The High Yield Pooled Portfolio is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the

Notes to Financial Statements – continued

security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly.

At close of business on March 22, 2013, the fund and certain other MFS funds transferred high income debt instruments, accrued interest and cash to the High Yield Pooled Portfolio, a series of MFS Series Trust III, in exchange for shares of the High Yield Pooled Portfolio. The purpose of the transaction was to pool the portion of the assets of the fund and certain other MFS funds invested in high income debt instruments in the High Yield Pooled Portfolio. The transfer was accomplished by a tax-free exchange by the fund of investments valued at approximately $330,270,781 with a cost basis of approximately $336,367,600, accrued interest of approximately $6,096,819 and cash of approximately $17,836,705 for approximately 35,420,430 shares of the High Yield Pooled Portfolio (valued at approximately $354,204,304). For financial reporting purposes, investments transferred and shares received by the fund were recorded at fair value; however, the cost basis of the investments delivered to the High Yield Pooled Portfolio was carried forward to the shares received. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee, distribution and/or service fee, or sales charge.

(4) Portfolio Securities

For the year ended February 28, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$635,321,713	$463,353,325
Investments (non-U.S. Government securities)	$1,152,469,641	$649,450,618

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/15		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	34,507,940	$432,266,434	37,587,136	$450,027,361
Class C	21,725,114	272,221,470	18,996,227	227,450,288
Class I	33,608,562	422,190,961	18,322,679	219,645,574
Class R1	71,024	890,139	32,155	384,614
Class R2	95,223	1,192,217	54,627	653,110
Class R3	280,774	3,503,206	281,740	3,362,171
Class R4	179,724	2,251,737	265,541	3,183,122
Class R5	57,139	714,463	57,178	681,829
	90,525,500	$1,135,230,627	75,597,283	$905,388,069

Notes to Financial Statements – continued

	Year ended 2/28/15		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,299,289	$53,842,052	3,369,159	$40,255,619
Class C	1,867,725	23,386,098	1,350,335	16,127,467
Class I	1,488,199	18,656,903	868,527	10,377,666
Class R1	2,392	29,908	1,895	22,615
Class R2	6,184	77,450	3,047	36,405
Class R3	27,106	339,663	14,959	178,768
Class R4	14,313	179,416	7,955	95,113
Class R5	9,565	119,826	7,027	83,974
	7,714,773	$96,631,316	5,622,904	$67,177,627

Shares reacquired
Class A	(21,505,306)	$(269,040,734)	(20,653,238)	$(246,624,589)
Class C	(7,548,485)	(94,272,380)	(8,125,518)	(97,027,988)
Class I	(8,728,459)	(109,014,928)	(12,505,530)	(149,098,458)
Class R1	(64,568)	(810,152)	(2,230)	(26,678)
Class R2	(31,643)	(395,715)	(20,401)	(243,948)
Class R3	(109,025)	(1,366,364)	(101,664)	(1,210,384)
Class R4	(37,633)	(472,080)	(139,511)	(1,669,858)
Class R5	(36,486)	(455,536)	(9,961)	(120,434)
	(38,061,605)	$(475,827,889)	(41,558,053)	$(496,022,337)

Net change
Class A	17,301,923	$217,067,752	20,303,057	$243,658,391
Class C	16,044,354	201,335,188	12,221,044	146,549,767
Class I	26,368,302	331,832,936	6,685,676	80,924,782
Class R1	8,848	109,895	31,820	380,551
Class R2	69,764	873,952	37,273	445,567
Class R3	198,855	2,476,505	195,035	2,330,555
Class R4	156,404	1,959,073	133,985	1,608,377
Class R5	30,218	378,753	54,244	645,369
	60,178,668	$756,034,054	39,662,134	$476,543,359

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements

Notes to Financial Statements – continued

with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2015, the fund’s commitment fee and interest expense were $8,054 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	50,175,922	40,832,933	(687,902)	90,320,953
MFS Institutional Money Market Portfolio	99,410,765	512,925,597	(484,421,208)	127,915,154

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(229,029)	$4,070,956	$37,856,532	$871,597,194
MFS Institutional Money Market Portfolio	—	—	91,836	127,915,154

	$(229,029)	$4,070,956	$37,948,368	$999,512,348

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and Shareholders of MFS Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Diversified Income Fund (the Fund) (one of the series constituting MFS Series Trust XIII), as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Income Fund (one of the series constituting MFS Series Trust XIII) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 14, 2015

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of April 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams
Ward Brown
David Cole
Richard Gable
Matthew Ryan
Jonathan Sage
Geoffrey Schechter
James Swanson

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $47,394,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 14.90% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 28, 2015

MFS® GLOBAL REAL ESTATE FUND

GRE-ANN

MFS® GLOBAL REAL ESTATE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Lower oil prices continue to influence markets in different ways. Among those economies hurt, oil-exporters such as Russia and Venezuela have been hit particularly hard, along with U.S. regions that have close oil industry ties.

The U.S. economic recovery remains solid. The labor market is strong, interest rates are historically low and reduced energy prices have helped to stimulate consumer spending.

Economic reports early in 2015 indicate that the eurozone is on a more solid footing, with confidence boosted by the launch of European Central Bank quantitative easing.

In Asia, the Chinese economy continues to raise concerns, with the People’s Bank of China implementing stimulus programs to counter a steady decline in growth rates.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

April 14, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Simon Property Group, Inc., REIT	4.8%
Public Storage, Inc., REIT	3.7%
Vornado Realty Trust, REIT	3.3%
Mitsubishi Estate Co. Ltd.	3.2%
Equity Lifestyle Properties, Inc., REIT	2.8%
Mitsui Fudosan Co. Ltd.	2.8%
AvalonBay Communities, Inc., REIT	2.8%
Ventas, Inc., REIT	2.7%
Unibail-Rodamco, REIT	2.7%
Plum Creek Timber Co. Inc., REIT	2.6%

Equity industries
Real Estate	95.3%
Telecommunications-Wireless	1.6%
Medical & Health Technology & Services	0.9%

Issuer country weightings (x)
United States	56.0%
Japan	9.8%
Hong Kong	8.6%
United Kingdom	6.8%
Singapore	3.9%
France	2.7%
Australia	2.5%
Germany	2.2%
Canada	2.0%
Other Countries	5.5%

Currency exposure weightings (y)
United States Dollar	56.0%
Japanese Yen	9.8%
Euro	9.3%
Hong Kong Dollar	8.6%
British Pound Sterling	6.8%
Singapore Dollar	3.9%
Australian Dollar	2.5%
Canadian Dollar	2.0%
Mexican Peso	1.1%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 2/28/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2015, Class A shares of the MFS Global Real Estate Fund (“fund”) provided a total return of 15.83%, at net asset value. This compares with a return of 16.44% for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (“FTSE Index”).

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing, supporting risk assets as well as government bond prices. As the period drew to a close, events in Europe augmented potential uncertainty with the election of an anti-austerity government in Greece and tough negotiations over a bailout package extension. Nonetheless, equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”).

Detractors from Performance

Stock selection in real estate investments located in Austria was a primary factor that held back performance relative to the FTSE Index. The fund’s ownership in shares of Atrium European Real Estate (b) held back relative results as the stock underperformed the benchmark.

Holding shares in Brazil real estate investments was another detractor from relative returns. Within this region, holding shares of Multiplan Empreendimentos (Brazil) (b)(h) weighed on relative performance.

Stock selection in real estate investments in United Kingdom also weakened relative returns. The fund’s overweight positions in Quintain Estates & Development and Big Yellow Group were among the largest detractors to relative returns.

Elsewhere, not holding shares of strong-performing Equity Residential and Health & Retirement Properties were among the fund’s largest detractors from relative

3

Management Review – continued

performance during the period. Additionally, the fund’s overweight positions in Mitsui Fudosan Co (Japan) and Washington Prime Group (h), and holdings of poor-performing Plum Creek Timber (b) and Lar Espana Real Estate Socim (Spain) (b) hindered relative returns.

The fund’s cash and/or cash equivalents position also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in real estate investments in Japan supported relative results. The fund’s avoidance of weak-performing Sumitomo Realty & Development bolstered relative returns.

Stock selection in real estate investments located in Hong Kong contributed to relative performance. An overweight position in Henderson Land Development and Link REIT were additional positive factors for relative returns as both stocks outperformed the benchmark during the reporting period.

A combination of the fund’s stock selection and an underweight allocation in real estate investments in Singapore also aided relative results. The fund’s holding of Ascendas India Trust (b) and an overweight allocation to Capita Commercial Trust (h) benefited relative performance.

Elsewhere, the fund’s avoidance of weak-performing American Realty Capital Properties contributed to relative performance. Additionally, overweight positions in Equity Lifestyle Properties, AvalonBay Community, Alexandria Real Estate Equities and Vornado Realty also benefited relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Richard Gable
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 2/28/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 2/28/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	3/11/09	15.83%	11.98%	22.54%
B	12/19/14	N/A	N/A	3.80%
C	12/19/14	N/A	N/A	3.80%
I	3/11/09	16.17%	12.26%	22.85%
R1	12/19/14	N/A	N/A	3.80%
R2	12/19/14	N/A	N/A	3.90%
R3	12/19/14	N/A	N/A	3.90%
R4	12/19/14	N/A	N/A	4.00%
R5	7/02/12	16.17%	N/A	13.89%
Comparative benchmark
FTSE EPRA/NAREIT Developed Real Estate Index (f)		16.44%	13.65%	24.30%
Average annual with sales charge
A With initial Sales Charge (5.75%)		9.17%	10.66%	21.33%
B With CDSC (Declining over six years from 4% to 0%) (v)		N/A	N/A	(0.20)%
C With CDSC (1% for 12 months) (v)		N/A	N/A	2.80%

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2014 through February 28, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/14	Ending Account Value 2/28/15	Expenses Paid During Period (p) 9/01/14-2/28/15
A	Actual	1.28%	$1,000.00	$1,040.95	$6.48
	Hypothetical (h)	1.28%	$1,000.00	$1,018.45	$6.41
B	Actual (i)	2.06%	$1,000.00	$1,038.00	$4.14
	Hypothetical (h)	2.06%	$1,000.00	$1,014.58	$10.29
C	Actual (i)	2.06%	$1,000.00	$1,038.00	$4.14
	Hypothetical (h)	2.06%	$1,000.00	$1,014.58	$10.29
I	Actual	1.03%	$1,000.00	$1,042.75	$5.22
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16
R1	Actual (i)	2.06%	$1,000.00	$1,038.00	$4.14
	Hypothetical (h)	2.06%	$1,000.00	$1,014.58	$10.29
R2	Actual (i)	1.56%	$1,000.00	$1,039.00	$3.14
	Hypothetical (h)	1.56%	$1,000.00	$1,017.06	$7.80
R3	Actual (i)	1.31%	$1,000.00	$1,039.00	$2.63
	Hypothetical (h)	1.31%	$1,000.00	$1,018.30	$6.56
R4	Actual (i)	1.06%	$1,000.00	$1,040.00	$2.13
	Hypothetical (h)	1.06%	$1,000.00	$1,019.54	$5.31
R5	Actual	1.02%	$1,000.00	$1,042.75	$5.17
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, December 19, 2014, through the stated period end.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), except for Actual Expenses of Classes B, C, R1, R2, R3, and R4, which is multiplied by 72/365 (to reflect the period from the commencement of the classes’ investment operations, December 19, 2014, through February 28, 2015). For Hypothetical Expenses paid, it is assumed that Classes B, C, R1, R2, R3, and R4 were in existence for the entire six month period ended February 28, 2015. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

2/28/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%
Issuer	Shares/Par	Value ($)
Medical & Health Technology & Services - 0.9%
Capital Senior Living Corp. (a)	162,108	$4,052,700

Real Estate - 95.3%
Advance Residence Investment Corp., REIT	2,146	$5,369,260
Alexandria Real Estate Equities, Inc., REIT	82,747	7,936,264
Ascendas India Trust, REIT	14,308,800	9,869,223
Atrium European Real Estate Ltd.	1,503,936	7,416,892
AvalonBay Communities, Inc., REIT	75,218	12,662,198
Big Yellow Group PLC, REIT	915,562	8,933,264
Boston Properties, Inc., REIT	66,463	9,132,681
British Land Co. PLC, REIT	570,761	7,300,492
Concentradora Fibra Danhos S.A. de C.V., REIT	1,166,768	2,849,016
Corporate Office Properties Trust, REIT	256,364	7,537,102
Digital Realty Trust, Inc., REIT	50,873	3,376,950
Dream Office, REIT	413,598	9,068,651
EastGroup Properties, Inc., REIT	35,126	2,212,938
Equity Lifestyle Properties, Inc., REIT	238,409	12,843,093
Federal Realty Investment Trust, REIT	36,255	5,149,298
Gramercy Property Trust, Inc., REIT	816,995	5,759,815
Grand City Properties S.A. (a)	99,811	1,656,415
Hang Lung Properties Ltd.	3,504,256	9,940,126
Henderson Land Development Co. Ltd.	1,102,972	7,537,265
Hibernia PLC, REIT	4,235,367	5,687,506
Home Properties, Inc., REIT	129,886	8,672,488
Host Hotels & Resorts, Inc., REIT	431,288	9,057,048
InfraREIT, Inc., REIT (a)	82,078	2,225,955
Intu Properties PLC, REIT	1,266,914	6,914,199
Kenedix Office Investment Corp., REIT	1,425	8,112,226
Lar Espana Real Estate Socimi S.A., REIT (a)	608,921	7,004,927
LEG Immobilien AG	61,958	5,095,364
Link REIT	1,507,405	9,620,742
LondonMetric Property PLC, REIT	1,174,677	2,927,031
Mapletree Logistics Trust, REIT	8,887,400	8,021,060
Medical Properties Trust, Inc., REIT	500,053	7,570,802
Mid-America Apartment Communities, Inc., REIT	151,941	11,011,164
Mitsubishi Estate Co. Ltd.	629,135	14,691,650
Mitsui Fudosan Co. Ltd.	466,274	12,810,111
National Health Investors, Inc., REIT	65,669	4,674,319
NTT Urban Development Corp.	332,400	3,403,887

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Plum Creek Timber Co. Inc., REIT	272,954	$11,857,122
Prologis Property Mexico S.A. de C.V., REIT	1,143,192	2,198,697
Public Storage, Inc., REIT	86,075	16,975,712
Quintain Estates & Development PLC (a)	3,099,638	4,593,963
Rexford Industrial Realty, Inc., REIT	510,288	8,185,020
Simon Property Group, Inc., REIT	114,695	21,833,340
Sino Land Co. Ltd.	1,852,000	3,027,845
Starwood Property Trust, Inc., REIT	237,948	5,805,931
Sun Hung Kai Properties Ltd.	569,385	8,927,153
TAG Immobilien AG	247,941	3,335,050
Tanger Factory Outlet Centers, Inc., REIT	296,912	10,525,530
Unibail-Rodamco, REIT	42,177	12,158,251
Urban Edge Properties, REIT	184,854	4,425,405
Ventas, Inc., REIT	164,033	12,215,538
Vornado Realty Trust, REIT	137,048	15,080,762
Westfield Corp., REIT	1,447,314	11,094,437
Weyerhaeuser Co., REIT	157,779	5,539,621
WP GLIMCHER, Inc., REIT	583,018	10,103,702

		$431,934,501
Telecommunications - Wireless - 1.6%
American Tower Corp., REIT	71,754	$7,113,692
Total Common Stocks (Identified Cost, $329,587,428)		$443,100,893

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	11,849,633	$11,849,633
Total Investments (Identified Cost, $341,437,061)		$454,950,526

Other Assets, Less Liabilities - (0.4)%		(1,620,583)
Net Assets - 100.0%		$453,329,943

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See notes to financial statements

11

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $329,587,428)	$443,100,893
Underlying affiliated funds, at cost and value	11,849,633
Total investments, at value (identified cost, $341,437,061)	$454,950,526
Foreign currency, at value (identified cost, $504,482)	499,875
Receivables for
Investments sold	4,488,062
Fund shares sold	974,547
Dividends	300,629
Other assets	2,615
Total assets	$461,216,254
Liabilities
Payables for
Investments purchased	$7,769,471
Fund shares reacquired	1,190
Payable to affiliates
Investment adviser	31,730
Shareholder servicing costs	189
Distribution and service fees	82
Payable for independent Trustees’ compensation	9
Accrued expenses and other liabilities	83,640
Total liabilities	$7,886,311
Net assets	$453,329,943
Net assets consist of
Paid-in capital	$340,303,244
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	113,504,696
Accumulated distributions in excess of net realized gain on investments and foreign currency	(2,762,888)
Undistributed net investment income	2,284,891
Net assets	$453,329,943
Shares of beneficial interest outstanding	27,719,253

12

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$962,485	58,819	$16.36
Class B	316,976	30,540	10.38
Class C	329,764	31,772	10.38
Class I	477,393	29,151	16.38
Class R1	103,787	10,000	10.38
Class R2	103,889	10,000	10.39
Class R3	103,940	10,000	10.39
Class R4	103,992	10,000	10.40
Class R5	450,827,717	27,528,971	16.38

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.36 [100 / 94.25 x $16.36]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See notes to financial statements

13

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$12,700,783
Dividends from underlying affiliated funds	6,747
Foreign taxes withheld	(493,595)
Total investment income	$12,213,935
Expenses
Management fee	$3,937,308
Distribution and service fees	2,041
Shareholder servicing costs	987
Administrative services fee	72,380
Independent Trustees’ compensation	9,175
Custodian fee	95,548
Shareholder communications	3,973
Audit and tax fees	56,284
Legal fees	3,655
Miscellaneous	154,500
Total expenses	$4,335,851
Fees paid indirectly	(2)
Reduction of expenses by investment adviser and distributor	(23,543)
Net expenses	$4,312,306
Net investment income	$7,901,629
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$21,250,663
Foreign currency	(51,697)
Net realized gain (loss) on investments and foreign currency	$21,198,966
Change in unrealized appreciation (depreciation)
Investments	$36,734,354
Translation of assets and liabilities in foreign currencies	(13,764)
Net unrealized gain (loss) on investments and foreign currency translation	$36,720,590
Net realized and unrealized gain (loss) on investments and foreign currency	$57,919,556
Change in net assets from operations	$65,821,185

See notes to financial statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28
	2015	2014
Change in net assets
From operations
Net investment income	$7,901,629	$6,884,190
Net realized gain (loss) on investments and foreign currency	21,198,966	14,021,829
Net unrealized gain (loss) on investments and foreign currency translation	36,720,590	(3,062,027)
Change in net assets from operations	$65,821,185	$17,843,992
Distributions declared to shareholders
From net investment income	$(12,100,176)	$(10,492,384)
From net realized gain on investments	(6,782,166)	(14,946,588)
Total distributions declared to shareholders	$(18,882,342)	$(25,438,972)
Change in net assets from fund share transactions	$(3,943,926)	$114,634,367
Total change in net assets	$42,994,917	$107,039,387
Net assets
At beginning of period	410,335,026	303,295,639
At end of period (including undistributed net investment income of $2,284,891 and accumulated distributions in excess of net investment income of $794,228, respectively)	$453,329,943	$410,335,026

See notes to financial statements

15

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.72	$15.12	$13.51	$14.57	$14.02
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.26	$0.26	$0.23	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	2.08	0.33	2.38	(0.55)	2.46
Total from investment operations	$2.30	$0.59	$2.64	$(0.32)	$2.95
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.38)	$(0.51)	$(0.30)	$(0.77)
From net realized gain on investments	(0.25)	(0.61)	(0.52)	(0.44)	(1.63)
Total distributions declared to shareholders	$(0.66)	$(0.99)	$(1.03)	$(0.74)	$(2.40)
Net asset value, end of period (x)	$16.36	$14.72	$15.12	$13.51	$14.57
Total return (%) (r)(s)(t)(x)	15.83	4.24	20.14	(1.81)	23.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.22	1.23	1.24	1.25
Expenses after expense reductions (f)	1.25	1.22	1.23	1.24	1.25
Net investment income	1.37	1.74	1.85	1.74	3.45
Portfolio turnover	37	30	46	37	33
Net assets at end of period (000 omitted)	$962	$291	$279	$232	$236

See notes to financial statements

16

Financial Highlights – continued

Class B	Year ended 2/28/15 (i)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	(g)
Total from investment operations	$0.38
Net asset value, end of period (x)	$10.38
Total return (%) (r)(s)(t)(x)	3.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	(a)
Expenses after expense reductions (f)	2.06	(a)
Net investment loss	(0.14	)(a)
Portfolio turnover	37
Net assets at end of period (000 omitted)	$317

Class C	Year ended 2/28/15 (i)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.38	(g)
Total from investment operations	$0.38
Net asset value, end of period (x)	$10.38
Total return (%) (r)(s)(t)(x)	3.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	(a)
Expenses after expense reductions (f)	2.06	(a)
Net investment loss	(0.10	)(a)
Portfolio turnover	37
Net assets at end of period (000 omitted)	$330

See notes to financial statements

17

Financial Highlights – continued

Class I	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.73	$15.13	$13.52	$14.58	$14.03
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.30	$0.44	$0.27	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	2.08	0.33	2.23	(0.56)	2.45
Total from investment operations	$2.35	$0.63	$2.67	$(0.29)	$2.99
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.42)	$(0.54)	$(0.33)	$(0.81)
From net realized gain on investments	(0.25)	(0.61)	(0.52)	(0.44)	(1.63)
Total distributions declared to shareholders	$(0.70)	$(1.03)	$(1.06)	$(0.77)	$(2.44)
Net asset value, end of period (x)	$16.38	$14.73	$15.13	$13.52	$14.58
Total return (%) (r)(s)(x)	16.17	4.50	20.41	(1.54)	23.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.97	0.98	0.99	1.00
Expenses after expense reductions (f)	1.00	0.97	0.98	0.99	1.00
Net investment income	1.67	1.99	3.30	1.98	3.77
Portfolio turnover	37	30	46	37	33
Net assets at end of period (000 omitted)	$477	$122	$117	$242,520	$216,082

Class R1	Year ended 2/28/15 (i)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(g)
Total from investment operations	$0.38
Net asset value, end of period (x)	$10.38
Total return (%) (r)(s)(x)	3.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	(a)
Expenses after expense reductions (f)	2.06	(a)
Net investment income	0.28	(a)
Portfolio turnover	37
Net assets at end of period (000 omitted)	$104

See notes to financial statements

18

Financial Highlights – continued

Class R2	Year ended 2/28/15 (i)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(g)
Total from investment operations	$0.39
Net asset value, end of period (x)	$10.39
Total return (%) (r)(s)(x)	3.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	(a)
Expenses after expense reductions (f)	1.56	(a)
Net investment income	0.78	(a)
Portfolio turnover	37
Net assets at end of period (000 omitted)	$104

Class R3	Year ended 2/28/15 (i)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(g)
Total from investment operations	$0.39
Net asset value, end of period (x)	$10.39
Total return (%) (r)(s)(x)	3.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	(a)
Expenses after expense reductions (f)	1.31	(a)
Net investment income	1.03	(a)
Portfolio turnover	37
Net assets at end of period (000 omitted)	$104

See notes to financial statements

19

Financial Highlights – continued

Class R4	Year ended 2/28/15 (i)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.37	(g)
Total from investment operations	$0.40
Net asset value, end of period (x)	$10.40
Total return (%) (r)(s)(x)	4.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	(a)
Expenses after expense reductions (f)	1.06	(a)
Net investment income	1.28	(a)
Portfolio turnover	37
Net assets at end of period (000 omitted)	$104

Class R5	Years ended 2/28
	2015	2014	2013 (i)
Net asset value, beginning of period	$14.73	$15.13	$13.74
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.06	0.34	2.10
Total from investment operations	$2.35	$0.63	$2.24
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.42)	$(0.50)
From net realized gain on investments	(0.25)	(0.61)	(0.35)
Total distributions declared to shareholders	$(0.70)	$(1.03)	$(0.85)
Net asset value, end of period (x)	$16.38	$14.73	$15.13
Total return (%) (r)(s)(x)	16.17	4.50	16.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.97	0.98	(a)
Expenses after expense reductions (f)	0.99	0.97	0.98	(a)
Net investment income	1.81	1.94	1.48	(a)
Portfolio turnover	37	30	46
Net assets at end of period (000 omitted)	$450,828	$409,923	$302,900

See notes to financial statements

20

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, July 2, 2012 (Class R5) and December 19, 2014 (Class B, Class C, Class R1, Class R2, Class R3, and Class R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

21

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Real Estate Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between

22

Notes to Financial Statements – continued

the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining

23

Notes to Financial Statements – continued

whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$443,100,893	$—	$—	$443,100,893
Mutual Funds	11,849,633	—	—	11,849,633
Total Investments	$454,950,526	$—	$—	$454,950,526

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

24

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

25

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/15	2/28/14
Ordinary income (including any short-term capital gains)	$13,093,218	$14,724,587
Long-term capital gains	5,789,124	10,714,385
Total distributions	$18,882,342	$25,438,972

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/15
Cost of investments	$348,876,489
Gross appreciation	107,697,496
Gross depreciation	(1,623,459)
Net unrealized appreciation (depreciation)	$106,074,037
Undistributed ordinary income	5,233,968
Undistributed long-term capital gain	1,727,463
Other temporary differences	(8,769)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/15	Year ended 2/28/14	Year ended 2/28/15	Year ended 2/28/14
Class A	$8,135	$7,140	$4,989	$11,513
Class I	3,728	3,280	2,090	4,811
Class R5	12,088,313	10,481,964	6,775,087	14,930,264
Total	$12,100,176	$10,492,384	$6,782,166	$14,946,588
(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

26

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2015, this management fee reduction amounted to $22,951, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,454 for the year ended February 28, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$910
Class B	0.75%	0.25%	1.00%	1.00%	383
Class C	0.75%	0.25%	1.00%	1.00%	391
Class R1	0.75%	0.25%	1.00%	1.00%	204
Class R2	0.25%	0.25%	0.50%	0.50%	102
Class R3	—	0.25%	0.25%	0.25%	51
Total Distribution and Service Fees					$2,041

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2015, this rebate amounted to $5 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the year ended February 28, 2015.

27

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2015, the fee was $536, which equated to 0.0001% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 28, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $451.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended February 28, 2015, the aggregate fees paid by the fund under these agreements were $1,882 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $587, which is included in the reduction of total

28

Notes to Financial Statements – continued

expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 17, 2014, MFS purchased 10,000 shares of Class B, Class C, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $600,000.

At February 28, 2015, MFS held approximately 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended February 28, 2015, purchases and sales of investments, other than short-term obligations, aggregated $158,710,701 and $170,415,960, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/15 (i)		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	38,347	$629,817	—	$—
Class B	30,562	314,021	—	—
Class C	31,773	327,370	—	—
Class I	20,510	337,581	—	—
Class R1	10,000	100,000	—	—
Class R2	10,000	100,000	—	—
Class R3	10,000	100,000	—	—
Class R4	10,000	100,000	—	—
Class R5	1,806,201	28,335,887	7,202,580	107,486,452
	1,967,393	$30,344,676	7,202,580	$107,486,452

Shares issued to shareholders in reinvestment of distributions
Class A	834	$13,124	1,304	$18,653
Class I	369	5,818	566	8,091
Class R5	1,197,676	18,863,400	1,781,163	25,412,228
	1,198,879	$18,882,342	1,783,033	$25,438,972

29

Notes to Financial Statements – continued

	Year ended 2/28/15 (i)		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(110)	$(1,815)	—	$—
Class B	(22)	(227)	—	—
Class C	(1)	(8)	—	—
Class R5	(3,307,443)	(53,168,894)	(1,176,705)	(18,291,057)
	(3,307,576)	$(53,170,944)	(1,176,705)	$(18,291,057)

Net change
Class A	39,071	$641,126	1,304	$18,653
Class B	30,540	313,794	—	—
Class C	31,772	327,362	—	—
Class I	20,879	343,399	566	8,091
Class R1	10,000	100,000	—	—
Class R2	10,000	100,000	—	—
Class R3	10,000	100,000	—	—
Class R4	10,000	100,000	—	—
Class R5	(303,566)	(5,969,607)	7,807,038	114,607,623
	(141,304)	$(3,943,926)	7,808,908	$114,634,367

(i)	For Classes B, C, R1, R2, R3, and R4, the period is from inception date December 19, 2014, through the stated period.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime Income Fund were the owners of record of approximately 34%, 28%, 19%, 7%, 3%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Global Multi-Asset Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2015 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund,

30

Notes to Financial Statements – continued

based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2015, the fund’s commitment fee and interest expense were $1,562 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	12,111,962	115,833,452	(116,095,781)	11,849,633

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,747	$11,849,633

(8) Subsequent Event

On October 14, 2014, the fund’s Board of Trustees approved a change in the fund’s fiscal year end from February 28 to August 31 effective for the period beginning March 1, 2015.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and Shareholders of MFS Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Real Estate Fund (the Fund) (one of the series constituting MFS Series Trust XIII), as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Fund (one of the series constituting MFS Series Trust XIII) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 14, 2015

32

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

36

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of April 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Richard Gable

37

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $6,844,000 as capital gain dividends paid during the fiscal year.

38

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

39

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

40

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 28, 2015

MFS® GOVERNMENT SECURITIES FUND

MFG-ANN

MFS® GOVERNMENT SECURITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Lower oil prices continue to influence markets in different ways. Among those economies hurt, oil-exporters such as Russia and Venezuela have been hit particularly hard, along with U.S. regions that have close oil industry ties.

The U.S. economic recovery remains solid. The labor market is strong, interest rates are historically low and reduced energy prices have helped to stimulate consumer spending.

Economic reports early in 2015 indicate that the eurozone is on a more solid footing, with confidence boosted by the launch of European Central Bank quantitative easing.

In Asia, the Chinese economy continues to raise concerns, with the People’s Bank of China implementing stimulus programs to counter a steady decline in growth rates.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

April 14, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
U.S. Treasury Securities	44.9%
Mortgage-Backed Securities	44.5%
U.S. Government Agencies	7.5%
Commercial Mortgage-Backed Securities	3.0%
Municipal Bonds	1.1%
Investment Grade Corporates	0.5%
Non-U.S. Government Bonds	0.2%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	1.9%
A	0.7%
BBB	0.5%
BB	0.2%
B	0.5%
U.S. Government	42.1%
Federal Agencies	52.0%
Not Rated	2.8%
Cash & Other	(1.7)%

Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	5.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 2/28/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2015, Class A shares of the MFS Government Securities Fund (“fund”) provided a total return of 3.59%, at net asset value. This compares with a return of 4.51% for the fund’s benchmark, the Barclays U.S. Government/Mortgage Bond Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing, supporting risk assets as well as government bond prices. As the period drew to a close, events in Europe augmented potential uncertainty with the election of an anti-austerity government in Greece and tough negotiations over a bailout package extension. Nonetheless, equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”).

Factors Affecting Performance

Relative to the Barclays U.S. Government/Mortgage Bond Index, the fund’s yield curve (y) positioning, particularly its lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve was the primary factor that detracted from relative returns as the yield curve flattened throughout the period.

Conversely, strong bond selection supported relative results, particularly the fund’s positions in agency mortgage-back securities (“MBS”) and commercial mortgage-backed securities (“CMBS”). The fund’s greater exposure to the financial sector also contributed to relative performance as this market segment outperformed the benchmark over the reporting period.

Respectfully,

Geoffrey Schechter

Portfolio Manager

4

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/28/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	3.59%	2.83%	4.13%	N/A
B	8/30/93	2.82%	2.07%	3.36%	N/A
C	4/01/96	2.81%	2.06%	3.34%	N/A
I	1/02/97	3.85%	3.09%	4.39%	N/A
R1	4/01/05	2.82%	2.07%	N/A	3.39%
R2	10/31/03	3.33%	2.58%	3.81%	N/A
R3	4/01/05	3.59%	2.83%	N/A	4.16%
R4	4/01/05	3.84%	3.11%	N/A	4.45%
R5	7/02/12	3.96%	N/A	N/A	1.49%
Comparative benchmark
Barclays U.S. Government/Mortgage Bond Index (f)		4.51%	3.52%	4.59%	N/A
Average annual with sales charge
A With initial Sales Charge (4.25%)		(0.81)%	1.94%	3.68%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.18)%	1.69%	3.36%	N/A
C With CDSC (1% for 12 months) (v)		1.81%	2.06%	3.34%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2014 through February 28, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/14	Ending Account Value 2/28/15	Expenses Paid During Period (p) 9/01/14-2/28/15
A	Actual	0.88%	$1,000.00	$1,017.91	$4.40
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
B	Actual	1.63%	$1,000.00	$1,014.12	$8.14
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
C	Actual	1.63%	$1,000.00	$1,014.09	$8.14
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
I	Actual	0.63%	$1,000.00	$1,019.17	$3.15
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R1	Actual	1.63%	$1,000.00	$1,014.12	$8.14
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
R2	Actual	1.13%	$1,000.00	$1,016.65	$5.65
	Hypothetical (h)	1.13%	$1,000.00	$1,019.19	$5.66
R3	Actual	0.88%	$1,000.00	$1,017.90	$4.40
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
R4	Actual	0.63%	$1,000.00	$1,019.16	$3.15
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R5	Actual	0.52%	$1,000.00	$1,019.73	$2.60
	Hypothetical (h)	0.52%	$1,000.00	$1,022.22	$2.61

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

2/28/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 98.5%
Issuer	Shares/Par	Value ($)

Agency - Other - 4.1%
Financing Corp., 10.7%, 10/06/17	$14,360,000	$17,835,598
Financing Corp., 9.4%, 2/08/18	11,750,000	14,521,755
Financing Corp., 9.8%, 4/06/18	14,975,000	18,800,573
Financing Corp., 10.35%, 8/03/18	15,165,000	19,678,483
Financing Corp., STRIPS, 0%, 11/30/17	18,780,000	18,142,025

		$88,978,434
Asset-Backed & Securitized - 3.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	$4,260,000	$4,491,292
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	9,023,593	9,507,392
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48	4,290,000	4,426,073
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.895%, 9/15/39	4,792,696	5,125,764
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.699%, 6/15/39	4,878,716	5,115,714
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.895%, 9/15/39	4,632,039	4,984,533
CWCapital Cobalt Ltd., “A4”, FRN, 5.768%, 5/15/46	6,622,570	7,166,978
Goldman Sachs Mortgage Securities Corp., FRN, 5.796%, 8/10/45	8,150,805	8,805,322
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.94%, 2/15/51	284,060	284,576
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.784%, 6/15/49	9,239,502	9,890,896
Morgan Stanley Capital I Trust, “AM”, FRN, 5.703%, 4/15/49	5,336,000	5,587,304

		$65,385,844
Local Authorities - 0.5%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 7/01/43	$4,855,000	$6,459,383
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 11/01/40	840,000	1,090,648
University of California Rev. (Build America Bonds), 5.77%, 5/15/43	2,750,000	3,601,483

		$11,151,514

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - 44.3%
Fannie Mae, 5.06%, 4/01/15	$864,838	$862,434
Fannie Mae, 5.1%, 6/01/15 - 3/01/19	1,660,917	1,705,318
Fannie Mae, 4.7%, 8/01/15	54,235	54,611
Fannie Mae, 4.78%, 8/01/15	1,688,729	1,704,790
Fannie Mae, 5.443%, 11/01/15	3,688,584	3,721,781
Fannie Mae, 5.08%, 2/01/16 - 4/01/19	1,878,770	1,968,160
Fannie Mae, 5.138%, 2/01/16	779,689	790,949
Fannie Mae, 5.432%, 2/01/16	3,420,063	3,503,122
Fannie Mae, 5.288%, 4/01/16	1,161,580	1,193,529
Fannie Mae, 6.5%, 4/01/16 - 10/01/37	4,547,787	5,314,395
Fannie Mae, 5.732%, 7/01/16	3,250,079	3,405,911
Fannie Mae, 5.09%, 12/01/16	582,843	617,793
Fannie Mae, 5.27%, 12/01/16	613,455	651,511
Fannie Mae, 5.45%, 12/01/16 - 4/01/17	728,082	774,840
Fannie Mae, 4.911%, 1/01/17	629,313	628,325
Fannie Mae, 5.05%, 1/01/17 - 8/01/19	2,881,056	3,074,589
Fannie Mae, 5.06%, 1/01/17	1,725,771	1,810,642
Fannie Mae, 5.3%, 4/01/17	706,010	744,548
Fannie Mae, 5.508%, 4/01/17	1,308,918	1,411,147
Fannie Mae, 5.38%, 5/01/17	1,866,603	1,977,759
Fannie Mae, 1.9%, 6/01/17	786,283	794,613
Fannie Mae, 5.5%, 8/01/17 - 8/01/38	42,913,275	48,293,583
Fannie Mae, 6%, 8/01/17 - 12/01/37	12,312,250	14,039,482
Fannie Mae, 3.359%, 12/01/17	4,097,343	4,292,715
Fannie Mae, 5.251%, 1/01/18	461,529	480,881
Fannie Mae, 3.8%, 2/01/18	1,648,945	1,754,220
Fannie Mae, 3.91%, 2/01/18	1,641,547	1,742,519
Fannie Mae, 4%, 3/01/18 - 2/01/41	21,876,447	23,509,682
Fannie Mae, 4.19%, 3/01/18	868,917	929,000
Fannie Mae, 3.99%, 4/01/18	1,600,000	1,711,041
Fannie Mae, 5.37%, 5/01/18	1,842,823	2,047,028
Fannie Mae, 5.68%, 6/01/18	1,064,635	1,178,159
Fannie Mae, 2.578%, 9/25/18	9,100,000	9,351,879
Fannie Mae, 5.6%, 1/01/19	1,116,902	1,242,452
Fannie Mae, 5.47%, 2/01/19	368,945	414,510
Fannie Mae, 5%, 4/01/19 - 5/01/41	34,855,801	38,567,463
Fannie Mae, 5.28%, 4/01/19	552,250	619,401
Fannie Mae, 4.84%, 5/01/19	571,683	634,706
Fannie Mae, 4.5%, 6/01/19 - 4/01/44	77,260,726	83,989,412
Fannie Mae, 4.83%, 8/01/19 - 9/01/19	1,528,609	1,707,000
Fannie Mae, 4.864%, 8/01/19	4,224,269	4,722,301
Fannie Mae, 4.67%, 9/01/19	1,174,336	1,304,785
Fannie Mae, 4.94%, 9/01/19	405,949	454,888
Fannie Mae, 4.88%, 3/01/20	721,127	782,457

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.14%, 8/01/20	$1,383,467	$1,524,014
Fannie Mae, 5.19%, 9/01/20	1,812,848	1,982,095
Fannie Mae, 2.41%, 5/01/23	1,581,943	1,583,797
Fannie Mae, 2.55%, 5/01/23	1,365,301	1,379,981
Fannie Mae, 2.59%, 5/01/23	863,671	875,179
Fannie Mae, 4.5%, 5/01/25	685,208	739,032
Fannie Mae, 3%, 3/01/27 - 4/01/27	8,788,473	9,223,840
Fannie Mae, 2.5%, 5/01/28	2,480,357	2,546,725
Fannie Mae, 3.5%, 1/01/42	6,144,481	6,479,110
Fannie Mae, 3.5%, 4/01/43	10,267,761	10,776,063
Fannie Mae, TBA, 3%, 3/01/30	11,407,000	11,943,307
Fannie Mae, TBA, 3.5%, 3/01/45	12,417,000	13,013,355
Fannie Mae, TBA, 4%, 3/01/45	117,652,000	125,787,906
Freddie Mac, 3.034%, 10/25/20	3,117,000	3,284,074
Freddie Mac, 6.5%, 4/01/16 - 2/01/38	1,242,446	1,409,636
Freddie Mac, 1.655%, 11/25/16	8,873,478	8,968,726
Freddie Mac, 6%, 8/01/17 - 10/01/38	10,225,803	11,535,132
Freddie Mac, 3.882%, 11/25/17	5,323,000	5,651,812
Freddie Mac, 3.154%, 2/25/18	5,293,000	5,555,496
Freddie Mac, 2.412%, 8/25/18	7,256,000	7,461,301
Freddie Mac, 5%, 9/01/18 - 6/01/40	10,969,878	12,107,848
Freddie Mac, 2.303%, 9/25/18	2,438,882	2,499,010
Freddie Mac, 2.323%, 10/25/18	4,783,000	4,903,699
Freddie Mac, 2.13%, 1/25/19	10,400,000	10,584,340
Freddie Mac, 5.085%, 3/25/19	6,865,000	7,723,757
Freddie Mac, 1.883%, 5/25/19	1,100,000	1,107,500
Freddie Mac, 2.456%, 8/25/19	4,923,000	5,056,512
Freddie Mac, 4.186%, 8/25/19	2,800,000	3,066,437
Freddie Mac, 4.251%, 1/25/20	3,106,000	3,423,899
Freddie Mac, 2.313%, 3/25/20	6,978,000	7,120,972
Freddie Mac, 4.224%, 3/25/20	4,281,146	4,722,849
Freddie Mac, 2.757%, 5/25/20	5,007,148	5,164,252
Freddie Mac, 3.32%, 7/25/20 - 2/25/23	9,902,009	10,456,857
Freddie Mac, 2.856%, 1/25/21	4,724,000	4,927,538
Freddie Mac, 5.5%, 4/01/21 - 1/01/38	12,776,541	14,313,124
Freddie Mac, 2.682%, 10/25/22	2,394,000	2,451,782
Freddie Mac, 4.5%, 11/01/22 - 6/01/41	10,949,884	11,880,649
Freddie Mac, 3.25%, 4/25/23	9,000,000	9,552,240
Freddie Mac, 3.3%, 4/25/23	4,629,861	4,931,617
Freddie Mac, 3.06%, 7/25/23	2,074,000	2,171,167
Freddie Mac, 3.458%, 8/25/23	4,600,000	4,948,988
Freddie Mac, 2.67%, 12/25/24	10,788,000	10,875,480
Freddie Mac, 4%, 7/01/25 - 11/01/43	10,417,374	11,145,573
Freddie Mac, 2.5%, 2/01/28 - 7/01/28	46,901,688	48,168,960

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.5%, 12/01/41 - 3/01/43	$53,270,059	$55,895,992
Freddie Mac, 3%, 4/01/43 - 5/01/43	26,812,814	27,373,320
Freddie Mac, TBA, 4%, 3/01/45	15,070,000	16,113,739
Ginnie Mae, 5.5%, 3/15/33 - 1/20/42	9,717,585	11,038,083
Ginnie Mae, 4.5%, 7/20/33 - 9/20/41	24,368,625	26,872,913
Ginnie Mae, 4%, 10/15/39 - 12/20/44	39,369,538	42,035,827
Ginnie Mae, 3.5%, 12/15/41 - 7/20/43	42,215,996	44,489,539
Ginnie Mae, 3%, 7/20/43	12,760,135	13,133,022
Ginnie Mae, 5.612%, 4/20/58	2,517,755	2,585,350
Ginnie Mae, 6.357%, 4/20/58	1,174,246	1,224,639

		$956,268,386
Municipals - 1.1%
Houston, TX, Public Improvement Refunding, “A”, 5%, 3/01/25	$1,230,000	$1,506,221
New York Dormitory Authority Rev., State Personal Income Tax (General Purpose), “E”, 5%, 2/15/24	7,575,000	9,326,264
State of Washington, 5%, 7/01/25	10,135,000	12,528,279

		$23,360,764
Supranational - 0.2%
Inter-American Development Bank, 4.375%, 1/24/44	$2,796,000	$3,539,661

U.S. Government Agencies and Equivalents - 3.3%
Aid-Egypt, 4.45%, 9/15/15	$6,204,000	$6,339,427
Government of Ukraine, 1.844%, 5/16/19	7,271,000	7,366,323
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	5,532,000	5,620,318
Hashemite Kingdom of Jordan, 2.503%, 10/30/20	6,688,000	6,863,573
Private Export Funding Corp., 2.25%, 3/15/20	1,681,000	1,703,754
Private Export Funding Corp., 1.875%, 7/15/18	5,330,000	5,406,368
Small Business Administration, 6.35%, 4/01/21	357,228	386,920
Small Business Administration, 6.34%, 5/01/21	368,909	398,266
Small Business Administration, 6.44%, 6/01/21	363,181	394,406
Small Business Administration, 6.625%, 7/01/21	351,838	382,915
Small Business Administration, 6.07%, 3/01/22	427,309	460,905
Small Business Administration, 4.98%, 11/01/23	573,493	623,352
Small Business Administration, 4.89%, 12/01/23	1,352,578	1,454,319
Small Business Administration, 4.77%, 4/01/24	1,254,449	1,333,085
Small Business Administration, 5.52%, 6/01/24	745,329	821,899
Small Business Administration, 4.99%, 9/01/24	1,222,139	1,322,732
Small Business Administration, 4.86%, 10/01/24	899,626	963,944
Small Business Administration, 4.86%, 1/01/25	1,417,660	1,528,234
Small Business Administration, 5.11%, 4/01/25	1,318,947	1,436,921
Small Business Administration, 2.21%, 2/01/33	2,958,474	2,932,767
Small Business Administration, 2.22%, 3/01/33	5,549,068	5,518,851

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 3.15%, 7/01/33	$4,898,808	$5,114,480
Small Business Administration, 3.16%, 8/01/33	1,789,843	1,869,105
Small Business Administration, 3.62%, 9/01/33	1,917,645	2,061,935
Tennessee Valley Authority, 1.75%, 10/15/18	4,231,000	4,247,078
Tunisian Republic, 2.452%, 7/24/21	4,063,000	4,158,716
U.S. Department of Housing & Urban Development, 6.36%, 8/01/16	310,000	312,520
U.S. Department of Housing & Urban Development, 6.59%, 8/01/16	138,000	141,558

		$71,164,671
U.S. Treasury Obligations - 42.0%
U.S. Treasury Bonds, 7.5%, 11/15/16	$3,421,000	$3,825,639
U.S. Treasury Bonds, 6.25%, 8/15/23	1,445,000	1,939,348
U.S. Treasury Bonds, 6%, 2/15/26	5,933,000	8,231,575
U.S. Treasury Bonds, 6.75%, 8/15/26	981,000	1,448,738
U.S. Treasury Bonds, 6.375%, 8/15/27	2,309,000	3,372,403
U.S. Treasury Bonds, 5.25%, 2/15/29	2,438,000	3,313,776
U.S. Treasury Bonds, 5%, 5/15/37	4,133,000	5,947,321
U.S. Treasury Bonds, 4.375%, 2/15/38	9,535,000	12,628,659
U.S. Treasury Bonds, 4.5%, 8/15/39	52,734,300	71,660,957
U.S. Treasury Bonds, 3.125%, 2/15/43	28,535,600	31,509,552
U.S. Treasury Bonds, 2.875%, 5/15/43	16,157,100	17,028,065
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/24	37,575,613	37,604,960
U.S. Treasury Notes, 2.125%, 5/31/15 (f)	161,986,000	162,758,025
U.S. Treasury Notes, 0.375%, 2/15/16	132,408,600	132,563,783
U.S. Treasury Notes, 2.625%, 4/30/16	4,787,000	4,913,779
U.S. Treasury Notes, 0.875%, 12/31/16	101,987,000	102,576,587
U.S. Treasury Notes, 4.75%, 8/15/17	11,447,000	12,540,727
U.S. Treasury Notes, 2.625%, 4/30/18	26,085,000	27,340,341
U.S. Treasury Notes, 2.75%, 2/15/19	19,471,600	20,560,802
U.S. Treasury Notes, 1%, 6/30/19	43,205,000	42,462,392
U.S. Treasury Notes, 2.625%, 8/15/20	32,222,000	33,951,419
U.S. Treasury Notes, 2%, 11/30/20	6,679,000	6,801,620
U.S. Treasury Notes, 3.125%, 5/15/21	63,935,000	69,174,665
U.S. Treasury Notes, 1.75%, 5/15/22	59,944,000	59,634,929
U.S. Treasury Notes, 2.75%, 2/15/24	11,433,000	12,178,820
U.S. Treasury Notes, 2.5%, 5/15/24	17,879,000	18,652,821

		$904,621,703
Total Bonds (Identified Cost, $2,052,382,515)		$2,124,470,977

15

Portfolio of Investments – continued

Money Market Funds - 9.2%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	197,486,928	$197,486,928
Total Investments (Identified Cost, $2,249,869,443)		$2,321,957,905

Other Assets, Less Liabilities - (7.7)%		(165,054,806)
Net Assets - 100.0%		$2,156,903,099

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Derivative Contracts at 2/28/15

Futures Contracts Outstanding at 2/28/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Long)	USD	470	$60,064,531	June - 2015	$(148,520)

At February 28, 2015, the fund had liquid securities with an aggregate value of $662,143 to cover any commitments for certain derivative contracts.

See notes to financial statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,052,382,515)	$2,124,470,977
Underlying affiliated funds, at cost and value	197,486,928
Total investments, at value (identified cost, $2,249,869,443)	$2,321,957,905
Receivables for
Daily variation margin on open futures contracts	73,435
Fund shares sold	2,262,508
Interest	8,046,128
Other assets	10,877
Total assets	$2,332,350,853
Liabilities
Payables for
Distributions	$370,927
Investments purchased	5,927,337
TBA purchase commitments	166,665,107
Fund shares reacquired	1,450,216
Payable to affiliates
Investment adviser	62,103
Shareholder servicing costs	703,586
Distribution and service fees	25,607
Payable for independent Trustees’ compensation	46,014
Accrued expenses and other liabilities	196,857
Total liabilities	$175,447,754
Net assets	$2,156,903,099
Net assets consist of
Paid-in capital	$2,129,957,518
Unrealized appreciation (depreciation) on investments	71,939,942
Accumulated net realized gain (loss) on investments	(44,302,156)
Accumulated distributions in excess of net investment income	(692,205)
Net assets	$2,156,903,099
Shares of beneficial interest outstanding	211,459,715

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$692,680,258	67,877,492	$10.20
Class B	23,856,816	2,340,809	10.19
Class C	51,360,851	5,023,658	10.22
Class I	22,984,259	2,253,313	10.20
Class R1	5,128,066	503,048	10.19
Class R2	139,048,344	13,640,287	10.19
Class R3	105,928,948	10,383,484	10.20
Class R4	77,064,592	7,550,368	10.21
Class R5	1,038,850,965	101,887,256	10.20

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.65 [100 / 95.75 x $10.20]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See notes to financial statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$51,721,201
Dividends from underlying affiliated funds	199,961
Total investment income	$51,921,162
Expenses
Management fee	$8,483,852
Distribution and service fees	3,530,493
Shareholder servicing costs	2,736,842
Administrative services fee	312,122
Independent Trustees’ compensation	47,066
Custodian fee	225,160
Shareholder communications	155,297
Audit and tax fees	60,478
Legal fees	18,203
Miscellaneous	218,401
Total expenses	$15,787,914
Fees paid indirectly	(77)
Reduction of expenses by investment adviser and distributor	(151,213)
Net expenses	$15,636,624
Net investment income	$36,284,538
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$10,032,272
Futures contracts	5,171,661
Net realized gain (loss) on investments	$15,203,933
Change in unrealized appreciation (depreciation)
Investments	$26,895,452
Futures contracts	(161,621)
Net unrealized gain (loss) on investments	$26,733,831
Net realized and unrealized gain (loss) on investments	$41,937,764
Change in net assets from operations	$78,222,302

See notes to financial statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28
	2015	2014
Change in net assets
From operations
Net investment income	$36,284,538	$38,281,794
Net realized gain (loss) on investments	15,203,933	(9,152,204)
Net unrealized gain (loss) on investments	26,733,831	(47,585,373)
Change in net assets from operations	$78,222,302	$(18,455,783)
Distributions declared to shareholders
From net investment income	$(46,292,736)	$(47,334,608)
From net realized gain on investments	—	(6,619,454)
Total distributions declared to shareholders	$(46,292,736)	$(53,954,062)
Change in net assets from fund share transactions	$58,560,733	$36,869,356
Total change in net assets	$90,490,299	$(35,540,489)
Net assets
At beginning of period	2,066,412,800	2,101,953,289
At end of period (including accumulated distributions in excess of net investment income of $692,205 and undistributed net investment income of $2,364, respectively)	$2,156,903,099	$2,066,412,800

See notes to financial statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.05	$10.41	$10.54	$10.13	$10.15
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.18	$0.20	$0.25	$0.30
Net realized and unrealized gain (loss) on investments	0.20	(0.29)	(0.02)	0.46	(0.00	)(w)
Total from investment operations	$0.36	$(0.11)	$0.18	$0.71	$0.30
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.26)	$(0.30)	$(0.32)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.21)	$(0.25)	$(0.31)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$10.20	$10.05	$10.41	$10.54	$10.13
Total return (%) (r)(s)(t)(x)	3.59	(1.00)	1.74	7.04	2.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.87	0.86	0.87
Expenses after expense reductions (f)	0.87	0.87	0.87	0.86	0.87
Net investment income	1.58	1.76	1.88	2.39	2.88
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$692,680	$698,251	$847,276	$981,980	$915,576

See notes to financial statements

21

Financial Highlights – continued

Class B	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.04	$10.39	$10.53	$10.11	$10.14
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.10	$0.12	$0.17	$0.22
Net realized and unrealized gain (loss) on investments	0.20	(0.27)	(0.03)	0.47	(0.01)
Total from investment operations	$0.28	$(0.17)	$0.09	$0.64	$0.21
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.18)	$(0.22)	$(0.24)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.13)	$(0.18)	$(0.23)	$(0.22)	$(0.24)
Net asset value, end of period (x)	$10.19	$10.04	$10.39	$10.53	$10.11
Total return (%) (r)(s)(t)(x)	2.82	(1.65)	0.88	6.35	2.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.62	1.61	1.62
Expenses after expense reductions (f)	1.62	1.63	1.62	1.61	1.62
Net investment income	0.83	1.00	1.13	1.66	2.15
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$23,857	$28,208	$44,012	$46,645	$53,577

Class C	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.07	$10.43	$10.57	$10.15	$10.17
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.10	$0.12	$0.17	$0.22
Net realized and unrealized gain (loss) on investments	0.20	(0.28)	(0.02)	0.47	(0.00	)(w)
Total from investment operations	$0.28	$(0.18)	$0.10	$0.64	$0.22
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.19)	$(0.22)	$(0.24)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.13)	$(0.18)	$(0.24)	$(0.22)	$(0.24)
Net asset value, end of period (x)	$10.22	$10.07	$10.43	$10.57	$10.15
Total return (%) (r)(s)(t)(x)	2.81	(1.73)	0.88	6.33	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.62	1.61	1.62
Expenses after expense reductions (f)	1.62	1.63	1.62	1.61	1.62
Net investment income	0.82	0.99	1.13	1.64	2.12
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$51,361	$58,229	$101,229	$112,961	$111,328

See notes to financial statements

22

Financial Highlights – continued

Class I	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.05	$10.41	$10.54	$10.12	$10.15
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.25	$0.27	$0.32
Net realized and unrealized gain (loss) on investments	0.20	(0.28)	(0.04)	0.47	(0.00	)(w)
Total from investment operations	$0.38	$(0.08)	$0.21	$0.74	$0.32
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.29)	$(0.32)	$(0.35)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.28)	$(0.34)	$(0.32)	$(0.35)
Net asset value, end of period (x)	$10.20	$10.05	$10.41	$10.54	$10.12
Total return (%) (r)(s)(x)	3.85	(0.75)	1.99	7.41	3.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.59	0.61	0.62
Expenses after expense reductions (f)	0.63	0.63	0.59	0.60	0.62
Net investment income	1.80	1.98	2.33	2.64	3.13
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$22,984	$20,974	$40,628	$562,634	$434,682

Class R1	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.04	$10.40	$10.53	$10.11	$10.14
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.10	$0.12	$0.17	$0.22
Net realized and unrealized gain (loss) on investments	0.20	(0.28)	(0.02)	0.47	(0.01)
Total from investment operations	$0.28	$(0.18)	$0.10	$0.64	$0.21
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.18)	$(0.22)	$(0.24)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.13)	$(0.18)	$(0.23)	$(0.22)	$(0.24)
Net asset value, end of period (x)	$10.19	$10.04	$10.40	$10.53	$10.11
Total return (%) (r)(s)(x)	2.82	(1.74)	0.98	6.35	2.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.62	1.61	1.62
Expenses after expense reductions (f)	1.63	1.63	1.62	1.61	1.62
Net investment income	0.82	1.00	1.14	1.64	2.14
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$5,128	$5,345	$6,647	$7,902	$7,219

See notes to financial statements

23

Financial Highlights – continued

Class R2	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.04	$10.40	$10.53	$10.11	$10.14
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.17	$0.22	$0.27
Net realized and unrealized gain (loss) on investments	0.20	(0.28)	(0.01)	0.47	(0.01)
Total from investment operations	$0.33	$(0.13)	$0.16	$0.69	$0.26
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.24)	$(0.27)	$(0.29)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.18)	$(0.23)	$(0.29)	$(0.27)	$(0.29)
Net asset value, end of period (x)	$10.19	$10.04	$10.40	$10.53	$10.11
Total return (%) (r)(s)(x)	3.33	(1.25)	1.48	6.88	2.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.13	1.12	1.11	1.12
Expenses after expense reductions (f)	1.13	1.13	1.12	1.11	1.12
Net investment income	1.33	1.51	1.63	2.13	2.62
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$139,048	$142,396	$165,865	$168,809	$123,672

Class R3	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.05	$10.40	$10.54	$10.12	$10.15
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.18	$0.20	$0.25	$0.29
Net realized and unrealized gain (loss) on investments	0.20	(0.28)	(0.03)	0.46	(0.00	)(w)
Total from investment operations	$0.36	$(0.10)	$0.17	$0.71	$0.29
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.26)	$(0.29)	$(0.32)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.21)	$(0.25)	$(0.31)	$(0.29)	$(0.32)
Net asset value, end of period (x)	$10.20	$10.05	$10.40	$10.54	$10.12
Total return (%) (r)(s)(x)	3.59	(0.90)	1.64	7.14	2.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.87	0.86	0.87
Expenses after expense reductions (f)	0.88	0.87	0.87	0.86	0.87
Net investment income	1.57	1.76	1.88	2.36	2.87
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$105,929	$98,701	$104,515	$107,150	$70,988

See notes to financial statements

24

Financial Highlights – continued

Class R4	Years ended 2/28, 2/29
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.06	$10.41	$10.55	$10.13	$10.15
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.22	$0.27	$0.32
Net realized and unrealized gain (loss) on investments	0.20	(0.27)	(0.02)	0.47	0.01 (g)
Total from investment operations	$0.38	$(0.07)	$0.20	$0.74	$0.33
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.29)	$(0.32)	$(0.35)
From net realized gain on investments	—	(0.03)	(0.05)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.28)	$(0.34)	$(0.32)	$(0.35)
Net asset value, end of period (x)	$10.21	$10.06	$10.41	$10.55	$10.13
Total return (%) (r)(s)(x)	3.84	(0.65)	1.89	7.40	3.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.62	0.60	0.63
Expenses after expense reductions (f)	0.63	0.62	0.62	0.60	0.63
Net investment income	1.82	2.01	2.10	2.61	3.10
Portfolio turnover	67	112	81	49	34
Net assets at end of period (000 omitted)	$77,065	$70,549	$70,662	$51,626	$27,022

Class R5	Years ended 2/28
	2015	2014	2013 (i)
Net asset value, beginning of period	$10.05	$10.40	$10.53
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	0.19	(0.27)	(0.06)
Total from investment operations	$0.39	$(0.06)	$0.07
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.20)
From net realized gain on investments	—	(0.03)	—
Total distributions declared to shareholders	$(0.24)	$(0.29)	$(0.20)
Net asset value, end of period (x)	$10.20	$10.05	$10.40
Total return (%) (r)(s)(x)	3.96	(0.54)	0.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.51	0.54	(a)
Expenses after expense reductions (f)	0.51	0.51	0.54	(a)
Net investment income	1.94	2.13	1.81	(a)
Portfolio turnover	67	112	81
Net assets at end of period (000 omitted)	$1,038,851	$943,761	$721,119

See notes to financial statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at

27

Notes to Financial Statements – continued

issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

28

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of February 28, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$1,064,764,808	$—	$1,064,764,808
Non-U.S. Sovereign Debt	—	3,539,661	—	3,539,661
Municipal Bonds	—	23,360,764	—	23,360,764
U.S. Corporate Bonds	—	11,151,514	—	11,151,514
Residential Mortgage-Backed Securities	—	956,268,386	—	956,268,386
Commercial Mortgage-Backed Securities	—	65,385,844	—	65,385,844
Mutual Funds	197,486,928	—	—	197,486,928
Total Investments	$197,486,928	$2,124,470,977	$—	$2,321,957,905

Other Financial Instruments
Futures Contracts	$(148,520)	$—	$—	$(148,520)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

29

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(148,520)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$5,171,661

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(161,621)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported

30

Notes to Financial Statements – continued

separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose

31

Notes to Financial Statements – continued

principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount

32

Notes to Financial Statements – continued

payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/15	2/28/14
Ordinary income (including any short-term capital gains)	$46,292,736	$53,954,062

33

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/15
Cost of investments	$2,286,630,019
Gross appreciation	61,259,672
Gross depreciation	(25,931,786)
Net unrealized appreciation (depreciation)	$35,327,886
Undistributed ordinary income	3,346,957
Capital loss carryforwards	(6,815,891)
Post-October capital loss deferral	(198,237)
Other temporary differences	(4,715,134)

As of February 28, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Long-Term	$(6,815,891)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/15	Year ended 2/28/14	Year ended 2/28/15	Year ended 2/28/14
Class A	$14,133,922	$16,599,827	$—	$2,545,083
Class B	335,254	503,035	—	126,410
Class C	695,904	1,094,015	—	285,650
Class I	480,323	742,543	—	119,771
Class R1	68,813	82,315	—	18,634
Class R2	2,542,743	2,935,046	—	493,835
Class R3	2,074,911	2,281,830	—	340,540
Class R4	1,679,337	1,687,754	—	218,191
Class R5	24,281,529	21,408,243	—	2,471,340
Total	$46,292,736	$47,334,608	$—	$6,619,454

34

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2015, this management fee reduction amounted to $111,087, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $242,289 for the year ended February 28, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,726,018
Class B	0.75%	0.25%	1.00%	1.00%	257,156
Class C	0.75%	0.25%	1.00%	1.00%	534,051
Class R1	0.75%	0.25%	1.00%	1.00%	52,971
Class R2	0.25%	0.25%	0.50%	0.50%	706,750
Class R3	—	0.25%	0.25%	0.25%	253,547
Total Distribution and Service Fees					$3,530,493

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2015, this rebate amounted to $36,955, $280, $19, and $6 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased

35

Notes to Financial Statements – continued

on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2015, were as follows:

Amount
Class A	$46,465
Class B	50,732
Class C	2,831

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2015, the fee was $360,282, which equated to 0.0170% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 28, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,397,089.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 28, 2015, these costs for the fund amounted to $979,471 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.0147% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

36

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,506 and the Retirement Deferral plan resulted in an expense of $1,619. Both amounts are included in independent Trustees’ compensation for the year ended February 28, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $46,001 at February 28, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended February 28, 2015, the aggregate fees paid by the fund under these agreements were $8,744 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $2,866, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

37

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended February 28, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,421,877,215	$1,358,567,453
Investments (non-U.S. Government securities)	$84,488,566	$13,115,508

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/15		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	20,749,762	$210,000,195	14,080,093	$142,636,059
Class B	217,925	2,199,358	283,664	2,899,313
Class C	900,733	9,140,450	844,314	8,628,824
Class I	1,544,794	15,657,293	1,049,600	10,687,176
Class R1	112,912	1,141,722	110,936	1,119,255
Class R2	1,913,834	19,328,439	2,625,758	26,567,943
Class R3	3,124,473	31,599,758	3,352,214	34,136,677
Class R4	2,336,193	23,640,395	1,904,389	19,277,307
Class R5	11,188,897	112,786,919	23,416,145	236,910,312
	42,089,523	$425,494,529	47,667,113	$482,862,866

Shares issued to shareholders in reinvestment of distributions
Class A	982,707	$9,945,403	1,352,204	$13,694,550
Class B	31,926	322,538	57,513	582,189
Class C	50,431	511,191	100,602	1,022,649
Class I	32,758	332,008	40,362	409,006
Class R1	6,783	68,563	9,957	100,802
Class R2	237,451	2,400,414	316,642	3,203,039
Class R3	204,954	2,074,040	259,117	2,621,905
Class R4	131,920	1,335,777	155,305	1,572,129
Class R5	2,400,638	24,281,529	2,363,750	23,879,560
	4,079,568	$41,271,463	4,655,452	$47,085,829

38

Notes to Financial Statements – continued

	Year ended 2/28/15		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(23,309,409)	$(235,744,711)	(27,389,621)	$(277,118,802)
Class B	(718,422)	(7,247,760)	(1,766,066)	(17,866,030)
Class C	(1,708,181)	(17,284,484)	(4,871,157)	(49,437,235)
Class I	(1,411,113)	(14,307,063)	(2,907,146)	(29,363,430)
Class R1	(148,788)	(1,504,101)	(228,064)	(2,319,835)
Class R2	(2,689,619)	(27,186,016)	(4,717,216)	(47,784,438)
Class R3	(2,766,573)	(28,011,101)	(3,835,483)	(38,793,912)
Class R4	(1,933,331)	(19,561,815)	(1,831,448)	(18,581,291)
Class R5	(5,653,641)	(57,358,208)	(1,171,501)	(11,814,366)
	(40,339,077)	$(408,205,259)	(48,717,702)	$(493,079,339)

Net change
Class A	(1,576,940)	$(15,799,113)	(11,957,324)	$(120,788,193)
Class B	(468,571)	(4,725,864)	(1,424,889)	(14,384,528)
Class C	(757,017)	(7,632,843)	(3,926,241)	(39,785,762)
Class I	166,439	1,682,238	(1,817,184)	(18,267,248)
Class R1	(29,093)	(293,816)	(107,171)	(1,099,778)
Class R2	(538,334)	(5,457,163)	(1,774,816)	(18,013,456)
Class R3	562,854	5,662,697	(224,152)	(2,035,330)
Class R4	534,782	5,414,357	228,246	2,268,145
Class R5	7,935,894	79,710,240	24,608,394	248,975,506
	5,830,014	$58,560,733	3,604,863	$36,869,356

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 29%, 14%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund,

39

Notes to Financial Statements – continued

based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2015, the fund’s commitment fee and interest expense were $7,685 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	275,347,466	418,642,086	(496,502,624)	197,486,928

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$199,961	$197,486,928

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund (one of the series of MFS Series Trust XIII) (the “Fund”) as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 14, 2015

41

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

45

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of April 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016.

47

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 28, 2015

MFS® NEW DISCOVERY VALUE FUND

NDV-ANN

MFS® NEW DISCOVERY VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Lower oil prices continue to influence markets in different ways. Among those economies hurt, oil-exporters such as Russia and Venezuela have been hit particularly hard, along with U.S. regions that have close oil industry ties.

The U.S. economic recovery remains solid. The labor market is strong, interest rates are historically low and reduced energy prices have helped to stimulate consumer spending.

Economic reports early in 2015 indicate that the eurozone is on a more solid footing, with confidence boosted by the launch of European Central Bank quantitative easing.

In Asia, the Chinese economy continues to raise concerns, with the People’s Bank of China implementing stimulus programs to counter a steady decline in growth rates.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

April 14, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NICE Systems Ltd., ADR	2.2%
Resources Connection, Inc.	1.9%
PrivateBancorp, Inc.	1.9%
Global Payments, Inc.	1.9%
Everest Re Group Ltd.	1.8%
NASDAQ OMX Group, Inc.	1.7%
Huntington Bancshares, Inc.	1.7%
Teleflex, Inc.	1.6%
EPR Properties, REIT	1.6%
Allied World Assurance Co.	1.5%

Equity sectors
Financial Services	33.0%
Industrial Goods & Services	10.3%
Technology	10.0%
Special Products & Services	7.7%
Health Care	5.8%
Retailing	5.4%
Energy	5.4%
Basic Materials	5.0%
Leisure	4.7%
Transportation	3.4%
Utilities & Communications	3.3%
Consumer Staples	1.5%
Autos & Housing	1.5%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 2/28/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2015, Class A shares of the MFS New Discovery Value Fund (“fund”) provided a total return of 4.60%, at net asset value. This compares with a return of 3.96% for the fund’s benchmark, the Russell 2000 Value Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets later in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

In the second half of the period, US equities maintained their uptrend and US bond yields remained in a downtrend. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing, supporting risk assets as well as government bond prices. As the period drew to a close, events in Europe augmented potential uncertainty with the election of an anti-austerity government in Greece and tough negotiations over a bailout package extension. Nonetheless, equities benefited from the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”).

Contributors to performance

Strong stock selection within the leisure sector was a primary factor for the fund’s outperformance relative to the Russell 2000 Value Index. Within this sector, the fund’s holdings of advertisement and media company Ströer Out-of-Home Media (b) (Germany) and movie theatre company Cinemark Holdings (b) benefited relative performance. Shares of Ströer Out-of-Home Media strengthened, particularly in the latter half of the reporting period, after the company posted strong third-quarter performance driven by the German segment.

Strong stock selection within the industrial goods & services sector also aided relative results. An overweight position in water management and waste solutions provider Advanced Drainage Systems, snow and ice control equipment manufacturer Douglas Dynamics and the fund’s position in filtration technology company Polypore International (b)(h) strengthened relative results as all three stocks turned in strong performance for the period.

3

Management Review – continued

Strong stock selection within the energy sector also boosted relative performance. There were no individual securities that were among the fund’s top relative contributors.

Elsewhere, the fund’s holdings of software solutions company NICE Systems (b) (Israel), residential and commercial services provider Servicemaster Global Holdings (b) and global financial services company The NASDAQ OMX Group (b) bolstered relative performance as all three stocks outpaced the benchmark. Overweight positions in apparels company Burlington Stores and healthcare staffing company Cross Country Healthcare also benefited relative results. Shares of Burlington Stores appreciated after the company raised its fourth-quarter outlook, which was driven by holiday sales. The company also announced that Marc Katz, the EVP who helped facilitate the company’s turnaround, would be replacing the retiring CFO Todd Weyhrich.

Detractors from performance

Weak stock selection within the technology and basic materials sectors were notable detractors from relative performance. Within technology, an overweight position in electronic materials manufacturer Rubicon Technology hurt relative results. Within basic materials, an overweight position in electrical products manufacturer GrafTech International dampened relative results. Shares of GrafTech International plummeted in the latter half of the reporting period after the company cut its company outlook in which its Engineer Solutions business segment received the largest cut.

A combination of weak stock selection and an underweight position in the utilities & communications sector also hurt relative performance. There were no individual securities that were among the fund’s top relative detractors.

Elsewhere, the fund’s holdings in shipping transportation services provider Diana Shipping (b) (Greece), international customer services provider Serco Group (b)(h) (United Kingdom), vessels and marine support services provider Tidewater (b)(h) and oil and gas company SM Energy (b) held back relative returns as all four stocks underperformed the benchmark over the reporting period. Additionally, the fund’s overweight positions in educational programs provider ITT Educational Services (h), oilfield technologies company Tesco Corp., online foreign exchange trading services provider FXCM (h) and coal mining company Walter Energy (h) weakened relative performance.

Respectfully,

Kevin Schmitz

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 2/28/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 2/28/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	5/26/11	4.60%	13.74%
B	5/26/11	3.90%	12.90%
C	5/26/11	3.83%	12.91%
I	5/26/11	4.84%	14.01%
R1	5/26/11	3.82%	12.91%
R2	5/26/11	4.32%	13.47%
R3	5/26/11	4.57%	13.74%
R4	5/26/11	4.89%	14.04%
R5	7/02/12	5.00%	18.77%
Comparative benchmark
Russell 2000 Value Index (f)		3.96%	11.82%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(1.41)%	11.97%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.01%	12.33%
C With CDSC (1% for 12 months) (v)		2.86%	12.91%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 2000 Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2014 through February 28, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/14	Ending Account Value 2/28/15	Expenses Paid During Period (p) 9/01/14-2/28/15
A	Actual	1.45%	$1,000.00	$1,023.18	$7.27
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
B	Actual	2.20%	$1,000.00	$1,019.93	$11.02
	Hypothetical (h)	2.20%	$1,000.00	$1,013.88	$10.99
C	Actual	2.19%	$1,000.00	$1,019.98	$10.97
	Hypothetical (h)	2.19%	$1,000.00	$1,013.93	$10.94
I	Actual	1.20%	$1,000.00	$1,024.04	$6.02
	Hypothetical (h)	1.20%	$1,000.00	$1,018.84	$6.01
R1	Actual	2.20%	$1,000.00	$1,019.93	$11.02
	Hypothetical (h)	2.20%	$1,000.00	$1,013.88	$10.99
R2	Actual	1.70%	$1,000.00	$1,021.97	$8.52
	Hypothetical (h)	1.70%	$1,000.00	$1,016.36	$8.50
R3	Actual	1.45%	$1,000.00	$1,022.94	$7.27
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
R4	Actual	1.20%	$1,000.00	$1,024.54	$6.02
	Hypothetical (h)	1.20%	$1,000.00	$1,018.84	$6.01
R5	Actual	1.08%	$1,000.00	$1,024.89	$5.42
	Hypothetical (h)	1.08%	$1,000.00	$1,019.44	$5.41

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class C shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

9

PORTFOLIO OF INVESTMENTS

2/28/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.0%
Issuer	Shares/Par	Value ($)

Broadcasting - 1.0%
Stroer Out-of-Home Media AG	112,926	$3,538,356

Brokerage & Asset Managers - 1.7%
NASDAQ OMX Group, Inc.	122,061	$6,122,580

Business Services - 5.5%
Forrester Research, Inc.	95,564	$3,595,118
Global Payments, Inc.	71,892	6,603,999
RE/MAX Holdings, Inc., “A”	81,083	2,656,279
Resources Connection, Inc.	375,121	6,647,144

		$19,502,540
Computer Software - 0.6%
Rovi Corp. (a)	90,571	$2,253,406

Computer Software - Systems - 5.0%
Ingram Micro, Inc., “A” (a)	177,488	$4,385,728
Model N, Inc. (a)	216,282	2,675,408
NICE Systems Ltd., ADR	132,897	7,757,198
Sabre Corp.	123,161	2,679,983

		$17,498,317
Construction - 1.5%
Beacon Roofing Supply, Inc. (a)	98,145	$2,946,313
Interface, Inc.	115,206	2,326,009

		$5,272,322
Consumer Products - 1.5%
Sensient Technologies Corp.	83,421	$5,306,410

Consumer Services - 2.2%
Capella Education Co.	33,955	$2,200,963
Carriage Services, Inc.	117,072	2,691,485
Servicemaster Global Holdings, Inc. (a)	77,509	2,681,036

		$7,573,484
Containers - 1.9%
Graphic Packaging Holding Co.	192,353	$2,902,607
Greif, Inc., “A”	89,696	3,946,624

		$6,849,231

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 2.5%
Advanced Drainage Systems, Inc.	167,108	$4,536,982
TriMas Corp. (a)	147,535	4,420,149

		$8,957,131
Electronics - 2.8%
Lattice Semiconductor Corp. (a)	310,654	$2,087,595
Micrel, Inc.	130,554	1,949,171
Plexus Corp. (a)	75,779	3,050,105
Rubicon Technology, Inc. (a)(l)	182,180	794,305
Ultratech, Inc. (a)	116,037	2,093,307

		$9,974,483
Energy - Independent - 2.4%
Energen Corp.	38,656	$2,498,724
Memorial Resource Development Corp. (a)	91,054	1,867,518
Rosetta Resources, Inc. (a)	65,367	1,158,957
SM Energy Co.	56,634	2,747,882

		$8,273,081
Entertainment - 2.3%
AMC Entertainment Holdings, Inc., “A”	107,074	$3,681,204
Cinemark Holdings, Inc.	63,933	2,603,352
International Speedway Corp.	59,872	1,857,828

		$8,142,384
Food & Drug Stores - 0.1%
Brazil Pharma S.A. (a)	502,879	$173,605

Health Maintenance Organizations - 0.7%
Molina Healthcare, Inc. (a)	38,918	$2,478,687

Insurance - 8.6%
Allied World Assurance Co.	132,497	$5,359,504
Aspen Insurance Holdings Ltd.	60,220	2,761,087
Everest Re Group Ltd.	35,907	6,370,979
Hanover Insurance Group, Inc.	53,884	3,784,812
Safety Insurance Group, Inc.	48,736	2,851,056
Stewart Information Services Corp.	87,761	3,302,446
Symetra Financial Corp.	118,238	2,669,814
Third Point Reinsurance Ltd. (a)	238,697	3,351,306

		$30,451,004

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 1.4%
Brunswick Corp.	35,498	$1,925,412
Callaway Golf Co.	343,863	3,091,328

		$5,016,740
Machinery & Tools - 6.2%
Columbus McKinnon Corp.	124,812	$3,315,007
Douglas Dynamics, Inc.	108,413	2,442,545
Herman Miller, Inc.	115,171	3,566,846
Joy Global, Inc.	62,116	2,752,981
Kennametal, Inc.	84,410	2,954,350
Oshkosh Corp.	45,167	2,203,698
Regal Beloit Corp.	60,607	4,723,710

		$21,959,137
Major Banks - 1.7%
Huntington Bancshares, Inc.	533,547	$5,837,004

Medical & Health Technology & Services - 2.4%
Cross Country Healthcare, Inc. (a)	320,026	$4,147,537
MEDNAX, Inc. (a)	60,409	4,317,431

		$8,464,968
Medical Equipment - 2.7%
Masimo Corp. (a)	129,496	$3,816,247
Teleflex, Inc.	46,065	5,605,650

		$9,421,897
Metals & Mining - 1.6%
Globe Specialty Metals, Inc.	104,315	$1,736,845
GrafTech International Ltd. (a)	311,994	1,216,777
Iluka Resources Ltd.	462,367	2,839,768

		$5,793,390
Natural Gas - Distribution - 0.7%
AGL Resources, Inc.	49,670	$2,439,294

Natural Gas - Pipeline - 0.4%
StealthGas, Inc. (a)	203,478	$1,251,390

Network & Telecom - 1.6%
Ixia (a)	310,698	$3,535,743
Polycom, Inc. (a)	145,228	2,007,051

		$5,542,794

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 3.1%
Forum Energy Technologies, Inc. (a)	185,194	$3,616,839
Frank’s International N.V.	122,004	2,166,791
Superior Energy Services, Inc.	102,419	2,292,137
Tesco Corp.	251,996	2,678,717

		$10,754,484
Other Banks & Diversified Financials - 13.0%
Berkshire Hills Bancorp, Inc.	111,162	$2,965,802
Brookline Bancorp, Inc.	473,820	4,586,578
CAI International, Inc. (a)	193,543	4,699,224
Cathay General Bancorp, Inc.	157,533	4,069,077
EZCORP, Inc., “A” (a)	168,903	1,763,347
First Interstate BancSystem, Inc.	119,920	3,164,689
Great Western Bancorp, Inc.	167,519	3,852,937
PrivateBancorp, Inc.	191,146	6,638,501
Regional Management Corp. (a)	169,261	2,640,472
Sandy Spring Bancorp, Inc.	129,445	3,337,092
TCF Financial Corp.	300,044	4,707,690
Texas Capital Bancshares, Inc. (a)	75,081	3,486,011

		$45,911,420
Pollution Control - 1.5%
Progressive Waste Solutions Ltd.	188,676	$5,281,041

Railroad & Shipping - 1.0%
Diana Shipping, Inc. (a)	506,263	$3,508,403

Real Estate - 7.9%
BioMed Realty Trust, Inc., REIT	164,446	$3,657,279
Corporate Office Properties Trust, REIT	137,646	4,046,792
EPR Properties, REIT	91,312	5,570,945
Hatteras Financial Corp., REIT	183,989	3,376,198
Medical Properties Trust, Inc., REIT	330,922	5,010,159
Select Income, REIT	164,705	4,066,566
Store Capital Corp., REIT	87,464	1,980,185

		$27,708,124
Specialty Chemicals - 1.4%
Amira Nature Foods Ltd. (a)(l)	87,188	$903,268
H.B. Fuller Co.	56,820	2,539,854
Kronos Worldwide, Inc.	133,814	1,640,560

		$5,083,682

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 5.4%
American Eagle Outfitters, Inc.	156,708	$2,345,919
Burlington Stores, Inc. (a)	50,191	2,789,114
Children’s Place, Inc.	83,447	4,755,645
Citi Trends, Inc. (a)	90,583	2,414,037
Gordmans Stores, Inc. (a)	365,656	1,437,028
Kirkland’s, Inc. (a)	154,768	3,678,835
Rent-A-Center, Inc.	53,564	1,478,366

		$18,898,944
Trucking - 2.4%
Atlas Air Worldwide Holdings, Inc. (a)	40,310	$1,828,059
Celadon Group, Inc.	120,730	3,169,163
Marten Transport Ltd.	146,976	3,408,373

		$8,405,595
Utilities - Electric Power - 2.3%
El Paso Electric Co.	101,045	$3,821,522
Great Plains Energy, Inc.	155,597	4,140,436

		$7,961,958
Total Common Stocks (Identified Cost, $279,891,287)		$341,607,286

Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	8,795,930	$8,795,930

Collateral for Securities Loaned - 0.2%
Navigator Securities Lending Prime Portfolio, 0.17%, at Cost and Net Asset Value (j)	462,650	$462,650
Total Investments (Identified Cost, $289,149,867)		$350,865,866

Other Assets, Less Liabilities - 0.3%		1,208,262
Net Assets - 100.0%		$352,074,128

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See notes to financial statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $280,353,937)	$342,069,936
Underlying affiliated funds, at cost and value	8,795,930
Total investments, at value, including $486,646 of securities on loan (identified cost, $289,149,867)	$350,865,866
Cash	24,173
Receivables for
Investments sold	5,118,003
Fund shares sold	490,159
Interest and dividends	297,366
Receivable from investment adviser	62,453
Other assets	2,056
Total assets	$356,860,076
Liabilities
Payables for
Investments purchased	$3,906,738
Fund shares reacquired	138,836
Collateral for securities loaned, at value	462,650
Payable to affiliates
Shareholder servicing costs	199,899
Distribution and service fees	838
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	76,974
Total liabilities	$4,785,948
Net assets	$352,074,128
Net assets consist of
Paid-in capital	$293,051,155
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	61,715,498
Accumulated net realized gain (loss) on investments and foreign currency	(2,692,525)
Net assets	$352,074,128
Shares of beneficial interest outstanding	27,054,387

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$18,215,155	1,402,977	$12.98
Class B	1,503,479	117,865	12.76
Class C	4,143,576	325,588	12.73
Class I	13,566,594	1,042,420	13.01
Class R1	301,960	23,671	12.76
Class R2	566,636	43,712	12.96
Class R3	738,522	56,794	13.00
Class R4	177,893	13,652	13.03
Class R5	312,860,313	24,027,708	13.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.77 [100 / 94.25 x $12.98]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See notes to financial statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$5,051,595
Interest	65,660
Dividends from underlying affiliated funds	5,353
Foreign taxes withheld	(35,245)
Total investment income	$5,087,363
Expenses
Management fee	$2,946,657
Distribution and service fees	98,161
Shareholder servicing costs	795,925
Administrative services fee	56,805
Independent Trustees’ compensation	9,292
Custodian fee	46,547
Shareholder communications	14,777
Audit and tax fees	52,321
Legal fees	2,773
Miscellaneous	141,524
Total expenses	$4,164,782
Fees paid indirectly	(23)
Reduction of expenses by investment adviser and distributor	(426,593)
Net expenses	$3,738,166
Net investment income	$1,349,197
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$10,606,031
Foreign currency	(7,532)
Net realized gain (loss) on investments and foreign currency	$10,598,499
Change in unrealized appreciation (depreciation)
Investments	$5,178,996
Translation of assets and liabilities in foreign currencies	(279)
Net unrealized gain (loss) on investments and foreign currency translation	$5,178,717
Net realized and unrealized gain (loss) on investments and foreign currency	$15,777,216
Change in net assets from operations	$17,126,413

See notes to financial statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/28
	2015	2014
Change in net assets
From operations
Net investment income	$1,349,197	$1,172,994
Net realized gain (loss) on investments and foreign currency	10,598,499	31,173,324
Net unrealized gain (loss) on investments and foreign currency translation	5,178,717	31,661,208
Change in net assets from operations	$17,126,413	$64,007,526
Distributions declared to shareholders
From net investment income	$(1,334,087)	$(1,080,227)
From net realized gain on investments	(20,472,321)	(23,479,772)
Total distributions declared to shareholders	$(21,806,408)	$(24,559,999)
Change in net assets from fund share transactions	$46,296,043	$57,814,112
Total change in net assets	$41,616,048	$97,261,639
Net assets
At beginning of period	310,458,080	213,196,441
At end of period (including accumulated distributions in excess of net investment income of $0 and $25,027, respectively)	$352,074,128	$310,458,080

See notes to financial statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/28			Period ended 2/29/12 (c)
	2015	2014	2013
Net asset value, beginning of period	$13.24	$11.37	$10.27	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.02	$0.06	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	3.02	1.69	0.30
Total from investment operations	$0.56	$3.04	$1.75	$0.31
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.03)	$(0.07)	$(0.03)
From net realized gain on investments	(0.81)	(1.14)	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.82)	$(1.17)	$(0.65)	$(0.04)
Net asset value, end of period (x)	$12.98	$13.24	$11.37	$10.27
Total return (%) (r)(s)(t)(x)	4.60	27.39	18.04	3.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.59	1.39	1.25	(a)
Expenses after expense reductions (f)	1.45	1.45	1.34	1.25	(a)
Net investment income	0.10	0.14	0.53	0.17	(a)
Portfolio turnover	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$18,215	$19,101	$4,596	$1,872

See notes to financial statements

19

Financial Highlights – continued

Class B	Years ended 2/28			Period ended 2/29/12 (c)
	2015	2014	2013
Net asset value, beginning of period	$13.11	$11.33	$10.24	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.08)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	3.00	1.69	0.29
Total from investment operations	$0.46	$2.92	$1.67	$0.25
Less distributions declared to shareholders
From net realized gain on investments	$(0.81)	$(1.14)	$(0.58)	$(0.01)
Net asset value, end of period (x)	$12.76	$13.11	$11.33	$10.24
Total return (%) (r)(s)(t)(x)	3.90	26.40	17.24	2.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.34	2.33	2.14	2.01	(a)
Expenses after expense reductions (f)	2.20	2.20	2.08	2.01	(a)
Net investment loss	(0.65)	(0.60)	(0.17)	(0.57	)(a)
Portfolio turnover	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$1,503	$954	$353	$200

Class C	Years ended 2/28			Period ended 2/29/12 (c)
	2015	2014	2013
Net asset value, beginning of period	$13.09	$11.31	$10.24	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.08)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	3.00	1.69	0.29
Total from investment operations	$0.45	$2.92	$1.67	$0.25
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)	$(0.00	)(w)
From net realized gain on investments	(0.81)	(1.14)	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.81)	$(1.14)	$(0.60)	$(0.01)
Net asset value, end of period (x)	$12.73	$13.09	$11.31	$10.24
Total return (%) (r)(s)(t)(x)	3.83	26.46	17.22	2.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.33	2.34	2.15	2.01	(a)
Expenses after expense reductions (f)	2.19	2.20	2.09	2.01	(a)
Net investment loss	(0.64)	(0.61)	(0.22)	(0.53	)(a)
Portfolio turnover	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$4,144	$3,043	$691	$182

See notes to financial statements

20

Financial Highlights – continued

Class I	Years ended 2/28				Period ended 2/29/12 (c)
	2015	2014	2013
Net asset value, beginning of period	$13.28	$11.39	$10.28		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.05	$0.11		$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	3.03	1.67		0.30
Total from investment operations	$0.58	$3.08	$1.78		$0.33
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.09)		$(0.04)
From net realized gain on investments	(0.81)	(1.14)	(0.58)		(0.01)
Total distributions declared to shareholders	$(0.85)	$(1.19)	$(0.67)		$(0.05)
Net asset value, end of period (x)	$13.01	$13.28	$11.39		$10.28
Total return (%) (r)(s)(x)	4.84	27.71	18.35		3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.33	1.02		1.01	(a)
Expenses after expense reductions (f)	1.20	1.20	1.02		1.01	(a)
Net investment income	0.34	0.41	1.04		0.47	(a)
Portfolio turnover	53	55	67		56	(n)
Net assets at end of period (000 omitted)	$13,567	$7,464	$1,633		$163,585

Class R1	Years ended 2/28				Period ended 2/29/12 (c)
	2015	2014	2013
Net asset value, beginning of period	$13.12	$11.34	$10.25		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.07)	$(0.01)		$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	2.99	1.68		0.30
Total from investment operations	$0.45	$2.92	$1.67		$0.26
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$—
From net realized gain on investments	(0.81)	(1.14)	(0.58)		(0.01)
Total distributions declared to shareholders	$(0.81)	$(1.14)	$(0.58)		$(0.01)
Net asset value, end of period (x)	$12.76	$13.12	$11.34		$10.25
Total return (%) (r)(s)(x)	3.82	26.39	17.25		2.66	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.33	2.32	2.13		2.01	(a)
Expenses after expense reductions (f)	2.20	2.20	2.08		2.01	(a)
Net investment loss	(0.64)	(0.59)	(0.14)		(0.56	)(a)
Portfolio turnover	53	55	67		56	(n)
Net assets at end of period (000 omitted)	$302	$288	$148		$103

See notes to financial statements

21

Financial Highlights – continued

Class R2	Years ended 2/28				Period ended 2/29/12 (c)
	2015	2014		2013
Net asset value, beginning of period	$13.25	$11.39		$10.27	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.01)		$0.04	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	3.01		1.70	0.29
Total from investment operations	$0.52	$3.00		$1.74	$0.29
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$(0.04)	$(0.01)
From net realized gain on investments	(0.81)	(1.14)		(0.58)	(0.01)
Total distributions declared to shareholders	$(0.81)	$(1.14)		$(0.62)	$(0.02)
Net asset value, end of period (x)	$12.96	$13.25		$11.39	$10.27
Total return (%) (r)(s)(x)	4.32	27.01		17.92	2.98(n	)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.83		1.63	1.51	(a)
Expenses after expense reductions (f)	1.70	1.70		1.58	1.51	(a)
Net investment income (loss)	(0.15)	(0.09)		0.34	(0.06	)(a)
Portfolio turnover	53	55		67	56	(n)
Net assets at end of period (000 omitted)	$567	$488		$137	$105

Class R3	Years ended 2/28				Period ended 2/29/12 (c)
	2015	2014		2013
Net asset value, beginning of period	$13.27	$11.39		$10.28	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.02		$0.05	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	3.02		1.70	0.30
Total from investment operations	$0.55	$3.04		$1.75	$0.31
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.02)		$(0.06)	$(0.02)
From net realized gain on investments	(0.81)	(1.14)		(0.58)	(0.01)
Total distributions declared to shareholders	$(0.82)	$(1.16)		$(0.64)	$(0.03)
Net asset value, end of period (x)	$13.00	$13.27		$11.39	$10.28
Total return (%) (r)(s)(x)	4.57	27.38		18.08	3.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.58		1.40	1.26	(a)
Expenses after expense reductions (f)	1.45	1.45		1.34	1.26	(a)
Net investment income	0.10	0.15		0.47	0.19	(a)
Portfolio turnover	53	55		67	56	(n)
Net assets at end of period (000 omitted)	$739	$513		$215	$103

See notes to financial statements

22

Financial Highlights – continued

Class R4	Years ended 2/28			Period ended 2/29/12 (c)
	2015	2014	2013
Net asset value, beginning of period	$13.29	$11.40	$10.28	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.09	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.54	3.03	1.70	0.30
Total from investment operations	$0.59	$3.08	$1.79	$0.33
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.09)	$(0.04)
From net realized gain on investments	(0.81)	(1.14)	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.85)	$(1.19)	$(0.67)	$(0.05)
Net asset value, end of period (x)	$13.03	$13.29	$11.40	$10.28
Total return (%) (r)(s)(x)	4.89	27.66	18.46	3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.32	1.12	1.01	(a)
Expenses after expense reductions (f)	1.20	1.20	1.08	1.01	(a)
Net investment income	0.35	0.42	0.85	0.44	(a)
Portfolio turnover	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$178	$156	$122	$103

Class R5	Years ended 2/28
	2015	2014	2013 (i)
Net asset value, beginning of period	$13.28	$11.40	$10.10
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	3.01	1.71
Total from investment operations	$0.61	$3.07	$1.76
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)	$(0.09)
From net realized gain on investments	(0.81)	(1.14)	(0.37)
Total distributions declared to shareholders	$(0.87)	$(1.19)	$(0.46)
Net asset value, end of period (x)	$13.02	$13.28	$11.40
Total return (%) (r)(s)(x)	5.00	27.66	18.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.26	1.12	(a)
Expenses after expense reductions (f)	1.10	1.15	1.09	(a)
Net investment income	0.45	0.48	0.76	(a)
Portfolio turnover	53	55	67
Net assets at end of period (000 omitted)	$312,860	$278,450	$205,301

See notes to financial statements

23

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See notes to financial statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

25

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

26

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$341,607,286	$—	$—	$341,607,286
Mutual Funds	9,258,580	—	—	9,258,580
Total Investments	$350,865,866	$—	$—	$350,865,866

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

27

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $486,646 and a related liability of $462,650 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $23,996 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended February 28, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

28

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/28/15	2/28/14
Ordinary income (including any short-term capital gains)	$7,714,649	$10,239,803
Long-term capital gains	14,091,759	14,320,196
Total distributions	$21,806,408	$24,559,999

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/15
Cost of investments	$290,101,595
Gross appreciation	73,369,412
Gross depreciation	(12,605,141)
Net unrealized appreciation (depreciation)	$60,764,271
Post-October capital loss deferral	(1,740,797)
Other temporary differences	(501)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/15	Year ended 2/28/14	Year ended 2/28/15	Year ended 2/28/14
Class A	$6,621	$34,129	$1,096,982	$1,291,858
Class B	—	—	75,000	67,226
Class C	—	—	225,006	204,446
Class I	35,984	19,162	606,349	441,897
Class R1	—	—	18,058	21,801
Class R2	—	89	31,225	37,067
Class R3	552	730	35,186	37,053
Class R4	584	490	10,694	12,321
Class R5	1,290,346	1,025,627	18,373,821	21,366,103
Total	$1,334,087	$1,080,227	$20,472,321	$23,479,772

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.5 billion	0.75%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2015, this management fee reduction amounted to $17,170, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.45%	2.20%	2.20%	1.20%	2.20%	1.70%	1.45%	1.20%	1.16%

This written agreement will continue until February 28, 2015. For the year ended February 28, 2015, this reduction amounted to $408,350, which is included in the reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Effective March 1, 2015, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2016.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $16,281 for the year ended February 28, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$44,372
Class B	0.75%	0.25%	1.00%	1.00%	11,837
Class C	0.75%	0.25%	1.00%	0.99%	35,107
Class R1	0.75%	0.25%	1.00%	1.00%	2,884
Class R2	0.25%	0.25%	0.50%	0.50%	2,520
Class R3	—	0.25%	0.25%	0.25%	1,441
Total Distribution and Service Fees					$98,161

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2015, this rebate amounted to $392, $15, and $229 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased

31

Notes to Financial Statements – continued

prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2015, were as follows:

Amount
Class A	$322
Class B	1,833
Class C	1,464
Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2015, the fee was $10,560, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 28, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $41,174.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 28, 2015, these costs for the fund amounted to $744,191 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2015 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which

32

Notes to Financial Statements – continued

provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended February 28, 2015, the aggregate fees paid by the fund under these agreements were $1,409 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $437, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,421 shares of Class R5 for an aggregate amount of $134,952. At February 28, 2015, MFS held approximately 52% and 92% of the outstanding shares of Class R1 and Class R4, respectively.

(4) Portfolio Securities

For the year ended February 28, 2015, purchases and sales of investments, other than short-term obligations, aggregated $193,539,718 and $170,882,563, respectively.

33

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/15		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	688,398	$8,882,762	1,200,327	$15,282,295
Class B	52,876	672,931	43,127	541,707
Class C	143,269	1,812,703	189,466	2,375,617
Class I	788,445	10,163,336	436,223	5,492,740
Class R1	2,951	37,570	7,521	89,438
Class R2	6,082	77,727	25,353	317,789
Class R3	23,503	299,843	18,740	234,145
Class R4	5,719	75,015	—	—
Class R5	2,956,819	37,928,748	2,450,057	30,086,802
	4,668,062	$59,950,635	4,370,814	$54,420,533

Shares issued to shareholders in reinvestment of distributions
Class A	88,175	$1,093,581	105,478	$1,321,262
Class B	6,047	73,350	5,212	64,757
Class C	18,539	224,713	16,443	203,831
Class I	51,469	635,395	35,966	451,412
Class R1	1,483	18,058	1,756	21,801
Class R2	2,530	31,225	2,965	37,156
Class R3	2,889	35,738	3,014	37,783
Class R4	912	11,278	1,021	12,811
Class R5	1,589,318	19,664,167	1,785,649	22,391,730
	1,761,362	$21,787,505	1,957,504	$24,542,543

Shares reacquired
Class A	(816,156)	$(10,493,555)	(267,315)	$(3,428,441)
Class B	(13,828)	(173,922)	(6,671)	(83,294)
Class C	(68,733)	(860,845)	(34,507)	(427,723)
Class I	(359,495)	(4,524,430)	(53,487)	(683,088)
Class R1	(2,758)	(35,230)	(352)	(4,333)
Class R2	(1,738)	(22,350)	(3,523)	(45,302)
Class R3	(8,265)	(105,051)	(1,969)	(25,314)
Class R4	(4,744)	(61,299)	—	—
Class R5	(1,478,384)	(19,165,415)	(1,291,091)	(16,451,469)
	(2,754,101)	$(35,442,097)	(1,658,915)	$(21,148,964)

34

Notes to Financial Statements – continued

	Year ended 2/28/15		Year ended 2/28/14
	Shares	Amount	Shares	Amount
Net change
Class A	(39,583)	$(517,212)	1,038,490	$13,175,116
Class B	45,095	572,359	41,668	523,170
Class C	93,075	1,176,571	171,402	2,151,725
Class I	480,419	6,274,301	418,702	5,261,064
Class R1	1,676	20,398	8,925	106,906
Class R2	6,874	86,602	24,795	309,643
Class R3	18,127	230,530	19,785	246,614
Class R4	1,887	24,994	1,021	12,811
Class R5	3,067,753	38,427,500	2,944,615	36,027,063
	3,675,323	$46,296,043	4,669,403	$57,814,112

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2020 Fund, were the owners of record of approximately 30%, 28%, 12%, 9%, 2%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2015, the fund’s commitment fee and interest expense were $1,170 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,909,737	111,301,539	(109,415,346)	8,795,930

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,353	$8,795,930

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and Shareholders of MFS New Discovery Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Value Fund (the Fund) (one of the series constituting MFS Series Trust XIII), as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Fund (one of the series constituting MFS Series Trust XIII) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 14, 2015

37

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

41

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of April 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Kevin Schmitz

42

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $16,237,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 51.22% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

43

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

44

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

45

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to the other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended February 28, 2015 and February 28, 2014, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Government Securities Fund	51,539	50,593

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Diversified Income Fund	54,646	53,746
MFS Global Real Estate Fund	45,148	44,406
MFS New Discovery Value Fund	43,100	42,393

Total	142,894	140,545

For the fiscal years ended February 28, 2015 and February 28, 2014, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	6,789	6,676	1,470	1,272

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Government Securities Fund*	1,382,855	1,872,104	0	0	0	0

	Aggregate fees for non-audit services
	2015	2014
Fees billed by Deloitte:
To MFS Government Securities Fund, MFS and MFS Related Entities#	1,394,452	1,891,872

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2015
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0	8,035	7,930	0	0
To MFS Global Real Estate Fund	0	0	9,900	9,779	0	0
To MFS New Discovery Value Fund	0	0	8,084	7,979	0	0
Total fees billed by E&Y To above Funds	0	0	26,019	25,688	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Diversified Income Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Real Estate Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	0	0	0	0	0	0

	Aggregate fees for non-audit services
	2015	2014
Fees billed by E&Y:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	98,035	70,930
To MFS Global Real Estate Fund, MFS and MFS Related Entities#	99,900	72,779
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	98,084	70,979

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: April 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: April 14, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 14, 2015

*	Print name and title of each signing officer under his or her signature.